Exhibit T3A.2.14

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 08/14/1995
950184030 - 2508553

CERTIFICATE OF RESTATEMENT OF CERTIFICATE OF INCORPORATION OF
FAIRVIEW MEDICAL SERVICES CORPORATION

FAIRVIEW MEDICAL SERVICES CORPORATION (the “Corporation”), a corporation duly Incorporated on May 18, 1995, organized and existing under the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation restates, integrates, and amends the Certificate of Incorporation and DOES HEREBY CERTIFY AS FOLLOWS:

FIRST:	The Board of Directors of the Corporation, in accordance with Section 141 of the General Corporation Law of the State of Delaware, duly adopted a resolution in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware proposing a restatement of the Certificate of Incorporation of the Corporation. The resolution setting forth the restatement is as follows:

Restatement of Certificate of Incorporation

RESOLVED:	That the Restated Certificate of Incorporation of this Corporation be amended and restated to read in its entirety as set forth in Exhibit A attached to this resolution; that adopting this restatement is advisable; that this restatement be submitted to this Corporation’s stockholders for their approval; and that, subject to the approval of such stockholders, a Certificate setting forth the restatement and certifying that the attached restatement has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware be executed, acknowledged, filed and recorded in accordance with Section 103 of the General Corporation Law of the State of Delaware.

SECOND:	The stockholders of the Corporation, by written consent, in accordance with Section 228 of the General Corporation Law of the State of Delaware, duly adopted a resolution in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware approving a restatement of the Certificate of Incorporation of the Corporation and written notice thereof has been given as provided in such Section 228. The resolution setting forth the restatement is as follows:

Restatement of Certificate of Incorporation

RESOLVED:	That the Restated Certificate of Incorporation of this Corporation be amended and restated to read in its entirety as set forth in Exhibit A attached to this resolution.

THIRD:	Such Restatement has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

The undersigned FAIRVIEW MEDICAL SERVICES CORPORATION has caused this Certificate of Restatement of Certificate of Incorporation to be executed on its behalf by its Chairman of the Board and attested by its Secretary as of this 31st day of July, 1995.

FAIRVIEW MEDICAL SERVICES CORPORATION

By:	/s/ George B. Bennett
George B. Bennett
Chairman of the Board

Attest:	/s/ Christopher J. McKown
Christopher J. McKown
Secretary

Exhibit A

RESTATED CERTIFICATE OF INCORPORATION

of

FAIRVIEW MEDICAL SERVICES CORPORATION.

1.       The name of this corporation is Fairview Medical Services Corporation.

2.       The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

3.       The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4.       The total number of shares that the corporation shall have authority to issue is 200,000 shares of Common Stock, $.01 par value per share, and 100,000 shares of Preferred Stock, $.01 par value per share. Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of directors of the corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.

5.       The name and mailing address of the incorporator is: George B. Bennett, Symmetrix, Inc., One Cranberry Hill, Lexington, MA 02173.

6.       Except as provided to the contrary in the provisions establishing a class or series of stock, the amount of the authorized stock of this corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote.

7.       The election of directors need not be by ballot unless the by-laws shall so require.

8.       In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

9.       A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability is determined. No amendment or repeal of this paragraph 9 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

10.     This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 10 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 10 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

11.     The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the by-laws of this corporation.

12.     If at any time this corporation shall have a class of stock registered pursuant to the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 05/08/1997
971150163 - 2508553

CERTIFICATE OF CORRECTION

OF

CERTIFICATE OF DESIGNATION

OF

FAIRVIEW MEDICAL SERVICES CORPORATION

Fairview Medical Services Corporation, a Delaware corporation, pursuant to Section 103(f) of the General Corporation Law of the State of Delaware (“GCL”), hereby certifies:

FIRST:           That the document (the “Document”) captioned “Certificate of Designation, Preferences and Rights of the Series A Convertible Preferred Stock” filed with the Secretary of State of the State of Delaware at 9:00 a.m. on August 14, 1995 is an inaccurate record of the corporate action therein referred to.

SECOND:      That the Document is inaccurate in that it was titled and filed as a Certificate of Designation when, in fact, a Restated Certificate of Incorporation was duly adopted by the directors and the stockholders of the Corporation in accordance with Sections 242 and 245 of the GCL, and, therefore, a Certificate of Restatement of Incorporation should instead have been filed with the Secretary of State of the State of Delaware at 9:00 a.m. on August 14, 1995.

THIRD:          That the title and text of the Document in correct form is attached hereto as Schedule A.

IN WITNESS WHEREOF, Fairview Medical Services Corporation has caused this Certificate of Correction to be signed by its duly authorized officer this 8th day of May, 1997.

/s/ Christopher J. McKown
Christopher J. McKown, President

Schedule A

CERTIFICATE OF RESTATEMENT
OF
CERTIFICATE OF INCORPORATION
OF
FAIRVIEW MEDICAL SERVICES CORPORATION

FAIRVIEW MEDICAL SERVICES CORPORATION (the “Corporation”), a corporation duly Incorporated on May 18, 1995, organized and existing under the General Corporation Law of the State of Delaware, the Restated Certificate of Incorporation restates, integrates, and amends the Certificate of Incorporation and DOES HEREBY CERTIFY AS FOLLOWS:

FIRST:	The Board of Directors of the Corporation, in accordance with Section 141 of the General Corporation Law of the State of Delaware, duly adopted a resolution in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware proposing a restatement of the Certificate of Incorporation of the Corporation. The resolution setting forth the restatement is as follows:

RESOLVED:	That the Restated Certificate of Incorporation of this Corporation be amended and restated to read in its entirety as set forth in Exhibit A attached to this resolution; that adopting this restatement is advisable; that this restatement be submitted to this Corporation’s stockholders for their approval; and that subject to the approval of such stockholders, a Certificate setting forth the restatement and certifying that the attached restatement has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware be executed, acknowledged, filed and recorded in accordance with Section 103 of the General Corporation Law of the State of Delaware.

SECOND:	The stockholders of the Corporation, by written consent, in accordance with Section 228 of the General Corporation Law of the State of Delaware, duly adopted a resolution in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware approving a restatement of the Certificate of Incorporation of the Corporation and written notice thereof has been given as provided in such Section 228. The resolution setting forth the restatement is as follows:

RESOLVED:	That the Restated Certificate of Incorporation of this Corporation be amended and restated to read in its entirety as set forth in Exhibit A attached to this resolution.

THIRD:	Such Restatement has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

Exhibit A

RESTATED CERTIFICATE OF INCORPORATION

of

FAIRVIEW MEDICAL SERVICES CORPORATION

1.       The name of this corporation is Fairview Medical Services Corporation.

2.       The registered office of this corporation in the State of Delaware is located at 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

3.       The purpose of this corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

4.       The total number of shares that the corporation shall have authority to issue is 200,000 shares of Common Stock, $.01 par value per share, and 100,000 shares of Preferred Stock, $.01 par value per share Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of directors of the corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.

5.       The name and mailing address of the incorporator is: George B. Bennett, Symmetrix, Inc., One Cranberry Hill, Lexington, MA 02173.

6.       Except as provided to the contrary in the provisions establishing a class or series of stock, the amount of the authorized stock of this corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the stock of this corporation entitled to vote.

7.       The election of directors need not be by ballot unless the by-laws shall so require.

8.       In furtherance and not in limitation of the power conferred upon the board of directors by law, the board of directors shall have power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the stockholders entitled to vote with respect thereto to alter and repeal by-laws made by the board of directors.

9.       A director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware as in effect at the time such liability is determined. No amendment or repeal of this paragraph 9 shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

10.     This corporation shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of this corporation or while a director or officer is or was serving at the request of this corporation as a director, officer, partner, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney’s fees and expenses), judgments, fines, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require this corporation to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification shall not be exclusive of other indemnification rights arising under any by-law, agreement, vote of directors or stockholders or otherwise and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 10 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 10 shall not adversely affect any right or protection of a director or officer of this corporation with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

11.     The books of this corporation may (subject to any statutory requirements) be kept outside the State of Delaware as may be designated by the board of directors or in the by-laws of this corporation.

12.     If at any time this corporation shall have a class of stock registered pursuant to the Securities Exchange Act of 1934, for so long as such class is so registered, any action by the stockholders of such class must be taken at an annual or special meeting of stockholders and may not be taken by written consent.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 05/08/1997
971150177 - 2508553

CERTIFICATE OF CORRECTION

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

FAIRVIEW MEDICAL SERVICES CORPORATION

Fairview Medical Services Corporation, a Delaware corporation, pursuant to Section 103(f) of the General Corporation Law of the State of Delaware (“GCL”), hereby certifies:

FIRST:          That the document (the “Document”) captioned “Certificate of Restatement of Certificate of Incorporation of Fairview Medical Services Corporation” filed with the Secretary of State of the State of Delaware at 9:01 a.m. on August 14, 1995 is an inaccurate record of the corporate action therein referred to.

SECOND:     That the Document is inaccurate in that it was titled and filed as a Restated Certificate of Incorporation when, in fact, a Certificate of Designation, Preferences and Rights of the Corporation’s Series A Convertible Preferred Stock was duly adopted by the directors of the Corporation in accordance with Section 151 of the GCL, and, therefore, a Certificate of Designation, Preferences and Rights of the Corporation’s Series A Convertible Preferred Stock should instead have been filed with the Secretary of State of the State of Delaware at 9:01 a.m. on August 14, 1995.

THIRD:         That the title and text of the Document in correct form is attached hereto as Exhibit A.

IN WITNESS WHEREOF, Fairview Medical Services Corporation has caused this Certificate of Correction to be signed by its duly authorized officer this 8th day of May, 1997.

/s/ Christopher J. McKown
Christopher J. McKown, President

Exhibit A

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FAIRVIEW MEDICAL SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

We, George B. Bennett, Chairman of the Board, and Christopher J, McKown, Secretary, of Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of up to 100,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: The Board of Directors of the Corporation, by unanimous written consent dated July 31, 1995, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series A Convertible Preferred Stock”, stating that 13,166 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that the terms of the Series A Convertible Preferred Stock shall be as follows:

A.           SERIES A CONVERTIBLE PREFERRED STOCK

1.            Designation and Amount. The designation of the first series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series A Convertible Preferred Stock (the “Series A Preferred Stock”). The number of shares of Series A Preferred Stock shall initially be 13,166 subject to increase (but only as to shares of Preferred Stock authorized by the Certificate of Incorporation with respect to which the powers, designations, preferences and rights shall not then have been previously designated) or decrease (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors. The liquidation preference of the Series A Preferred Stock shall be as set forth in Section 3 below.

The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series A Preferred Stock are set forth below:

2.            Dividends. No dividends of cash or other property (other than additional shares of Common Stock) shall be paid on the Common Stock unless the shares of Series A Preferred Stock receive the same dividends that such shares would have received had they been converted into Common Stock immediately prior to the record date for such dividend.

3.            Liquidation Preference In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner. The holders of Series A Preferred Stock shall first be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of any other series of Preferred Stock, Common Stock or other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $200 plus (b) accrued and unpaid dividends, if any, on the Series A Preferred Stock due under Section 2 above (such sum being referred to as the “Preferential Amount”). If the assets and funds of the Corporation shall be insufficient to permit the payment in full to such holders of Series A Preferred Stock of the full Preferential Amount, then the entire assets of the Corporation legally available for distribution shall be distributed ratably among the holders of Series A Preferred Stock in accordance with the aggregate liquidation preference of the shares of Series A Preferred Stock held by each of them. After payment has been made to the holders of Series A Preferred Stock of the full amounts to which they are entitled, the holders of Common Stock shall be entitled to share ratably in the remaining assets without participation by the holders of Series A Preferred Stock.

4.            Voting Rights. Except as otherwise provided herein or required by law, the holders of Series A Preferred Stock shall vote as a single class with the holders of Common Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted. Record holders of Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

5.           Conversion.

5.1.       Right of Conversion. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into one share of the Common Stock of the Corporation, subject to adjustment as provided below in this Section 5.

5.2.       Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the Series A Preferred Stock certificates, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or execution of such agreement in the case of a lost certificate, issue and deliver at such office to such holder of Series A Preferred Stock, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock plus all accrued and unpaid dividends on such holder’s Series A Preferred Stock so converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

5.3.       Stock Dividends; Stock Splits; etc. In the event the outstanding shares of Common Stock shall be increased by way of stock issued as a dividend for no consideration or subdivided (by stock split or otherwise) into a greater number of shares of Common Stock, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall, concurrently with the effectiveness of such increase or subdivision, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

5.4.       Subsequent Extraordinary Events. In the event of any recapitalization, consolidation or merger of the Corporation or its successor, the shares of Series A Preferred Stock shall be convertible into such shares or other interests as the Series A Preferred Stock would have been entitled if the Series A Preferred Stock had been converted into Common Stock immediately prior to such event.

6.           Covenants.

6.1.       No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of all or a substantial portion of its assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Certificate of Designation by the Corporation, but will at all times in good faith assist in carrying out all the provisions of this Certificate of Designation and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

6.2.       Reservation of Shares. So long as any share of Series A Preferred Stock shall remain outstanding, the Corporation shall at all times reserve and keep available, free from preemptive rights, out of its authorized capital stock, for the purpose of issuance upon conversion of the Series A Preferred Stock, the full number of shares of Common Stock then issuable upon exercise of all outstanding shares of Series A Preferred Stock. If the Corporation’s Common Stock shall be listed on any national stock exchange, the Corporation at its expense shall include in its listing application all of the shares of Common Stock reserved for issuance upon conversion of the Series A Preferred Stock (subject to issuance or notice of issuance to the exchange) and will similarly procure the listing of any further Common stock reserved for issuance upon conversion of the Series A Preferred Stock at any subsequent time as a result of adjustments in the outstanding Common Stock or otherwise.

6.3.       Validity of Shares. The Corporation will from time to time take all such action as may be required to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series A Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Corporation will from time to time take all such action as may be required to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the lowest quotient obtained by dividing the then current par value of the Series A Preferred Stock by the number of shares of Common Stock into which each share of Series A Preferred Stock can, from time to time, be converted.

6.4.       Notice of Certain Events. If at any time:

(a)       the Corporation shall declare any dividend or distribution payable to the holders of its Common Stock;

(b)       the Corporation shall offer for subscription pro rata to the holders of Common Stock any additional shares of stock of any class or any other rights;

(c)       any recapitalization of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation or business organization shall occur; or

(d)       a voluntary or involuntary dissolution, liquidation or winding up of the Corporation shall occur;

then, in any one or more of such cases, the Corporation shall give the registered holders of the Preferred Stock written notice, by registered mail, of the date on which a record shall be taken for such dividend, distribution or subscription rights or for determining stockholders entitled to vote upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such recapitalization, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given 20 days prior to the record date with respect thereto.

7.            Amendments. The provisions of these terms of the Series A Preferred Stock may not be amended, modified or waived without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock; provided, however, that any amendment changing the Preferential Amount or conversion ratio shall require the written consent or affirmative vote of holders of 100% of the then outstanding shares of Series A Preferred Stock.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATION
FILED 10:40 AM 05/08/1997
971150422 - 25085533

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

FAIRVIEW MEDICAL SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

We, George B. Bennett, Chairman of the Board, and Christopher J. McKown, Secretary, of Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of up to 100,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: On July 31, 1995, the Board of Directors of the Corporation, designated a series of preferred stock, the Series A Convertible Preferred Stock, of which 13,166 shares are authorized and 12,851 shares are currently outstanding, all of which outstanding shares will be exchanged for a like number of shares of Series B Preferred Stock (as defined below) simultaneous with the first issuance of any shares of Series B Preferred Stock.

THIRD: The Board of Directors of the Corporation, by unanimous written consent dated May 7, 1997, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series B Cumulative Convertible Preferred Stock,” stating that 28,000 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows;

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.           Designation and Amount. The designation of the second series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”). The number of shares of Series B Preferred Stock shall be 28,000. The liquidation preference of the Series B Preferred Stock shall be as set forth in Section 3 below.

Except as otherwise provided herein, the Corporation’s Series A Preferred Stock (the “Series A Preferred Stock”), the Series B Preferred Stock and the Corporation’s Series C Non-Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series B Preferred Stock are set forth below:

2.           Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of Series B Preferred Stock as follows:

2.1.       Dividends on each share of the Series B Preferred Stock shall be payable to the holders of the Series B Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.       Dividends on each share of the Series B Preferred Stock shall accrue at the rate of 7.0% per annum of the Liquidation Value (as defined in Section 3 below) thereof from and including the date of issuance of each share of Series B Preferred Stock to and including the first to occur of (i) the liquidation of the Corporation or (ii) the redemption of such Series B Preferred Stock.

2.3.       Dividends on each share of Series B Preferred Stock shall accrue whether or not they have been declared and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series B Preferred Stock shall be deemed its “date of issuance” regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

2.4.       No dividend or other distribution shall be paid on the Common Stock (other than a dividend paid solely in shares of Common Stock) or on any series of Preferred Stock other than the Series B Preferred Stock unless all accrued and unpaid dividends for the current period and all prior periods on all outstanding shares of Series B Preferred Stock shall have been paid or declared and set aside for payment; provided, however, that if the funds made available for distribution by the Corporation shall be insufficient to permit the payment in full of all accrued and unpaid dividends on all outstanding shares of any series of Preferred Stock, then such funds shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate amount of accrued and unpaid dividends on the shares of Preferred Stock held by each of them.

2.5.       No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series B Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series B Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on the Series C Preferred Stock (other than a dividend paid solely in shares of Series C Preferred Stock) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series B Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid on a share of Series C Preferred Stock. No dividend or other distribution shall be declared or paid on the Series C Preferred Stock in shares of Series C Preferred Stock unless the Corporation shall declare and pay a dividend, on each outstanding share of Series B Preferred Stock, of a number of shares of Series B Preferred Stock equal to the number of shares of Series C Preferred Stock declared or paid on a share of Series C Preferred Stock.

2.6.       The Corporation shall not effect any stock split, combination, reclassification or similar event effecting the Series C Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series B Preferred Stock.

3.           Liquidation, Dissolution or Winding Up.

3.1.       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner;

3.1.1.       The holders of Series B Preferred Stock shall be entitled to receive, (i) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (ii) prior and in preference to any distribution of any of the assets or surplus of the Corporation to the holders of Common Stock or other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $300.31, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series B Preferred Stock (such value as adjusted, the “Liquidation Value”) plus (b) accrued and unpaid dividends, if any, on the Series B Preferred Stock (such sum being referred to as the “Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of the full Preferential Amount, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate liquidation preference of the shares of Preferred Stock held by each of them.

3.1.2.       If payment has been made to the holders of each series of the Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof or comparable provisions applicable to other series of Preferred Stock, the holders of the Common Stock shall then receive an amount equal to (a) the Applicable Conversion Value (as hereinafter defined) plus (b) accrued and unpaid dividends, if any, on the Common Stock (such sum being referred to as the “Common Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Common Stock of the full Common Preferential Amount, then the entire remaining assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Common Stock.

3.1.3.       If payment has been made (i) to the holders of the Series B Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof and (ii) to the holders of the Common Stock of the full amount to which they shall be entitled pursuant to Section 3.1.2 hereof, the holders of the Series B Preferred Stock, the holders of each other Series of Preferred Stock entitled to participate in the Corporation’s remaining assets and surplus and the holders of the Common Stock shall then be entitled to share ratably in the Corporation’s remaining assets and surplus, such distribution to be based on the number of shares of Common Stock which each holder would hold if each share of Preferred Stock held by any such holder was converted into shares of Common Stock pursuant to the respective terms thereof immediately prior to the distribution of such remaining assets and surplus.

3.2.         Treatment of Reorganizations, Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.          Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.           Voting Rights. Except as otherwise provided herein or required by law, the holders of Series B Preferred Stock shall vote as a single class with the holders of Common Stock and the Series A Preferred Stock and shall have such votes in respect of each share of Series B Preferred Stock on any matter submitted to the holders of Common Stock as the number of shares of Common Stock into which shares of Series B Preferred Stock may then be converted. Record holders of Series B Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

5.           Conversion Rights. The holders of Series B Preferred Stock shall have the following rights with respect to the conversion of the Series B Preferred Stock into shares of Common Stock:

5.1.          General Subject to and in compliance with the provisions of this Section 5, each share of the Series B Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series B Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all accrued but unpaid dividends (other than dividends required to be paid to the holders of the Series B Preferred Stock pursuant to Section 2.5 hereof), whether or not declared, in respect of such shares of Series B Preferred Stock then being converted up to and including the time of conversion.

5.2.          Applicable Conversion Rate. The conversion rate in effect at any time for the Series B Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $300.31 by the Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.         Applicable Conversion Value. The Applicable Conversion Value shall initially be $300.31 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.         Adjustments to Applicable Conversion Value.

5.4.1.      (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series B Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

(B)       Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series B Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of (the Applicable Conversion Value for the Series B Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)       Consideration Other than Cash: Other Assets. For purposes of this Section 5.4.1, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)        Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of up to 13,592 shares of Common Stock (subject to equitable adjustment in the event of any stock-split, combination, reclassification or other similar event involving the Common Stock), or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown; (2) the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneous with such issuance from George Bannett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); or (4) with respect to any issuance as to which the holders of eighty percent (80%) of the shares of Series B Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect. If all or any portion of any option described in clause (1) of this Section 5.4.1(D) expires or is terminated without being exercised, then the number of shares of Common Stock issuable upon such option or portion thereof shall not be counted against the maximum number of shares covered by such clause (1). Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1 in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable Conversion Value for a share of Series B Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.       Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.         Automatic Conversion.

5.5.1.       Upon the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds exceed $10,000,000 (a “Qualified Initial Public Offering”) all outstanding shares of Series B Preferred Stock shall be converted automatically into the number of shares of Common Stock into which each such share of Series B Preferred Stock is then convertible as of the closing of such underwritten public offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such underwritten public offering!) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Each share of Series B Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such Series B Preferred Stock is then convertible (A) upon the vote of the holders of at least 66 2/3 % of the then outstanding shares of Series B Preferred Stock, voting as a separate class, or (B) once at least 66 2/3 % percent of the shares of Series B Preferred Stock theretofore issued shall have been converted into Common Stock.

5.5.3.       Upon the occurrence of the conversion specified in Section 5.5.1 or 5.5.2, the holders of the Series B Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series B Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series B Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.       Reclassification. If the Common Stock issuable upon the conversion of the Series B Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.       Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a part of such merger, or consolidation or sale, provision shall be made so that the holders of the Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series B Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series B Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series B Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series B Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.          Accountant’s Certificate as to Adjustments: Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series B Preferred Stock, if requested by any such holder, with a certificate, prepared by BDO Seidman, LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.          Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series B Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series B Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series B Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series B Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the dose of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series B Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.        Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series B Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series B Preferred Stock, the Corporation shall pay to the holder of the shares of Series B Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.       Partial Conversion. In the event some but not all of the shares of Series B Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series B Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series B Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series B Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series B Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series B Preferred Stock divided by the number of shares of Common Stock into which each share of Series B Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation fairly protect the conversion rights of the holders of the Series B Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the holders of the Series B Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intent and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series B Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.            Redemption.

6.1.         Redemption Obligations. At any time, the Company may, at its option, elect to redeem any or all the Series B Preferred Stock and (he Series C Preferred Stock (the “Redemption Shares”) then outstanding at a price per share of Series B Preferred Stock equal to $300.31 per share, subject to adjustment as provided in section 6.2 hereto, plus all accrued but unpaid dividends, if any (the “Redemption Price”), and a price per share of the Series C Preferred Stock in accordance with the provisions of such class. Partial redemption will be made pro rata with respect to each bolder of the Series B Preferred Stock and the Series C Preferred Stock.

6.2.         Equitable Adjustment. The Redemption Price set forth in this Section 6 shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series B Preferred Stock.

6.3.         Surrender of Certificates. At least 45 days prior to any redemption, the Corporation shall mail written notice (the “Redemption Notice”), postage prepaid, to each holder of record of Series B Preferred Stock, at such holder’s address as shown on the records of the Corporation. The Redemption Notice shall contain the following information:

6.3.1.       The number of shares of Series B Preferred Stock held by the holder which shall be redeemed by the Corporation;

6.3.2.       The date on which the redemption shall be effective (the “Redemption Date”); and

6.3.3.       At which address the holder may surrender to the Corporation its certificate or certificates representing shares of Series B Preferred Stock to be redeemed.

Subject to the right of the holder to exercise the conversion rights provided hereunder at any time prior to the Redemption Date, each holder of shares of Series B Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation at the place specified in the Redemption Notice and on or before the applicable Redemption Date, and thereupon the applicable Redemption Price for such shares shall be paid to the order of the person whose name appears on such certificate or certificates. Each surrendered certificate shall be canceled and retired and a new certificate, representing the remaining, unredeemed shares of Series B Preferred Stock, if any, shall be issued to the holder of such shares.

6.4.         Dividends and Conversion after Redemption. On and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, no shares of Series B Preferred Stock thereupon redeemed shall be entitled to any further dividends pursuant to Section 2 hereof or to exercise the conversion provisions set forth in Section 5 hereof.

7.           No Reissuance of Series B Preferred Stock. No share or shares of Series B Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series B Preferred Stock accordingly.

8.           No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series B Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series B Preferred Stock from time to time outstanding.

9.           Notices of Record Date. In the event of

9.1.       any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

9.2.       any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

9.3.       any voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series B Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

10.         Amendments. The provisions of the terms of the Series B Preferred Stock may not be amended modified or waived without the written consent or affirmative vote of the holders of sixty-six and two-thirds percent (66⅔%) of the then outstanding shares of Series B Preferred Stock; provided, however, that any amendment changing the Preferential Amount, the voting rights, the calculation of the Applicable Conversion Rate or Applicable Conversion Value, or this Section 10 shall require the written consent or affirmative vote of holders of 80% of the then outstanding shares of Series B Preferred Stock.

FAIRVIEW MEDICAL SERVICES CORPORATION has caused this certificate to be signed by George B. Bennett, its Chairman of the Board, and attested by Christopher J. McKown, its Secretary, this 8th day of May, 1997.

/s/ George B. Bennett
George B. Bennett,
Chairman of the Board

Attest:

/s/ Christopher J. McKown
Christopher J. McKown,
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:41 AM 05/08/1997
971150425 - 2508553

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES C NON-VOTING CUMULATIVE CONVERTIBLE PREFERRED STOCK I

OF

FAIRVIEW MEDICAL SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

We, George B. Bennett, Chairman of the Board, and Christopher J. McKown, Secretary, of Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Certificate of Incorporation of the Corporation authorizes the issuance of up to 100,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: On July 31, 1995, the Board of Directors of the Corporation, designated a series of preferred stock, the Series A Convertible Preferred Stock, of which 13,166 shares are authorized and 12,851 shares are currently outstanding, all of which outstanding shares will be exchanged for a like number of shares of Series B Preferred Stock (as defined below) simultaneous with the first issuance of any shares of Series B Preferred Stock or Series C Preferred Stock (as defined below).

THIRD: On May 7, 1997, the Board of Directors of the Corporation, designated a series of preferred stock, the Series B Cumulative Convertible Preferred Stock, of which 28,000 shares are authorized.

FOURTH: The Board of Directors of the Corporation, at a meeting held on May 7, 1997, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series C Non-Voting Cumulative Convertible Preferred Stock,” stating that 6,993 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.           Designation and Amount. The designation of the third series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series C Non- Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”), The number of shares of Series C Preferred Stock shall be 6,993. The liquidation preference of the Series C Preferred Stock shall be as set forth in Section 3 below.

Except as otherwise provided herein, the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), the Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”) and the Series C Preferred Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series C Preferred Stock are set forth below:

2.           Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of Series C Preferred Stock as follows:

2.1.       Dividends on each share of the Series C Preferred Stock shall be payable to the holders of the Series C Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.       Dividends on each share of the Series C Preferred Stock shall accrue at the rate of 7.0% per annum of the Liquidation Value (as defined in Section 3 below) thereof from and including the date of issuance of each share of Series C Preferred Stock to and including the first to occur of (i) the liquidation of the Corporation or (ii) the redemption of such Series C Preferred Stock.

2.3.       Dividends on each share of Series C Preferred Stock shall accrue whether or not they have been declared and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series C Preferred Stock shall be deemed its “date of issuance” regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

2.4.       No dividend or other distribution shall be paid on the Common Stock (other than a dividend paid solely in shares of Common Stock) or on any series of Preferred Stock other than the Series C Preferred Stock unless all accrued and unpaid dividends for the current period and all prior periods on all outstanding shares of Series C Preferred Stock shall have been paid or declared and set aside for payment; provided, however, that if the funds made available for distribution by the Corporation shall be insufficient to permit the payment in full of all accrued and unpaid dividends on all outstanding shares of any series of Preferred Stock, then such funds shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate amount of accrued and unpaid dividends on the shares of Preferred Stock held by each of them.

2.5.       No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series C Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series C Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on the Series B Preferred Stock (other than a dividend paid solely in shares of Series B Preferred Stock) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series C Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid on a share of Series B Preferred Stock. No dividend or other distribution shall be declared or paid on the Series B Preferred Stock in shares of Series B Preferred Stock unless the Corporation shall declare and pay a dividend, on each outstanding share of Series C Preferred Stock, of a number of shares of Series C Preferred Stock equal to the number of shares of Series B Preferred Stock declared or paid on a share of Series B Preferred Stock.

2.6.       The Corporation shall not effect any stock split, combination, reclassification or similar event effecting the Series B Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series C Preferred Stock.

3.            Liquidation, Dissolution or Winding Up.

3.1.         Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

3.1.1.       The holders of Series C Preferred Stock shall be entitled to receive, (i) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (ii) prior and in preference to any distribution of any of the assets or surplus of the Corporation to the holders of Common Stock or other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $300.31, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series C Preferred Stock (such value as adjusted, the “Liquidation Value”) plus (b) accrued and unpaid dividends, if any, on the Series C Preferred Stock (such sum being referred to as the “Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock of the full Preferential Amount, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate liquidation preference of the shares of Preferred Stock held by each of them.

3.1.2.       If payment has been made to the holders of each series of the Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof or comparable provisions applicable to other series of Preferred Stock, the holders of the Common Stock shall then receive an amount equal to (a) the Applicable Conversion Value (as hereinafter defined) plus (b) accrued and unpaid dividends, if any, on the Common Stock (such sum being referred to as the “Common Preferential Amount”) If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Common Stock of the full Common Preferential Amount, then the entire remaining assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Common Stock.

3.1.3.       If payment has been made (i) to the holders of the Series C Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof and (ii) to the holders of the Common Stock of the full amount to which they shall be entitled pursuant to Section 3.1.2 hereof, the holders of the Series C Preferred Stock, the holders of each other Series of Preferred Stock entitled to participate in the Corporation’s remaining assets and surplus and the holders of the Common Stock shall then be entitled to share ratably in the Corporation’s remaining assets and surplus, such distribution to be based on the number of shares of Common Stock which each holder would hold if each share of Preferred Stock held by any such holder was converted into shares of Common Stock pursuant to the respective terms thereof immediately prior to the distribution of such remaining assets and surplus.

3.2.       Treatment of Reorganizations, Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.       Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.           Voting Power. Except as otherwise expressly provided herein or as required by applicable law, no holder of Series C Preferred Stock shall be entitled to vote on any matter by virtue of such holder’s ownership of Series C Preferred Stock. In the event that the provisions hereof or of applicable law entitle the holders of Series C Preferred Stock to vote on any matter, each holder of Series C Preferred Stock shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder’s shares of Series C Preferred Stock could be converted pursuant to Section 5 hereof, determined as of the record date for the determination of shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited. Except as otherwise expressly provided herein or as required by applicable law, the holders of Preferred Stock (if entitled to vote on the matter in question) and the holders of Common Stock shall vote together as a single class on all matters. Except as otherwise expressly provided herein or as required by applicable law, if the holders of the Series C Preferred Stock are entitled to vote as a class separate from the Common Stock, the holders of the Series C Preferred Stock and the holders of the Series B Preferred Stock shall vote together as a single class.

5.            Conversion Rights. The holders of Series C Preferred Stock shall have the following rights with respect to the conversion of the Series C Preferred Stock into shares of Common Stock:

5.1.       General. Subject to and in compliance with the provisions of this Section 5, each share of the Series C Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the , Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series C Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all accrued but unpaid dividends (other than dividends required to be paid to the holders of the Series C Preferred Stock pursuant to Section 2.5 hereof), whether or not declared, in respect of such shares of Series C Preferred Stock then being converted up to and including the time of conversion.

5.2.        Applicable Conversion Rate. The conversion rate in effect at any time for the Series C Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $300.31 by the Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.        Applicable Conversion Value. The Applicable Conversion Value shall initially be $300,31 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.        Adjustments to Applicable Conversion Value.

5.4.1.       (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series C Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

(B)       Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series C Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value for the Series C Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value; which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation’ upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)       Consideration Other than Cash, Other Assets. For purposes Of this Section 5.4.1, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options; subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)       Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of up to 13,592 shares of Common Stock (subject to equitable adjustment in the event of any stock-split, combination, reclassification or other similar event involving the Common Stock), or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown; (2) the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneous with such issuance from George Bennett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); or (4) with respect to any issuance as to which the holders of eighty percent (80%) of the shares of Series C Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect. If all or any portion of any option described in clause (1) of this Section 5.4.1(D) expires or is terminated without being exercised, then the number of shares of Common Stock issuable upon such option or portion thereof shall not be counted against the maximum number of shares covered by such clause (1). Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1 in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable Conversion Value for a share of Series C Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.       Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.          Automatic Convention.

5.5.1.       Upon the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds exceed $10,000,000 (a “Qualified Initial Public Offering”) all outstanding shares of Series C Preferred Stock shall be convened automatically into the number of shares of Common Stock into which each such share of Series C Preferred Stock is then convertible as of the closing of such underwritten public offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such underwritten public offering) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Each share of Series C Preferred Stock shall automatically be converted into the number of shares of Common Stock into which such Series C Preferred Stock is then convertible upon the conversion of all outstanding shares of Series B Preferred Stock into Common Stock.

5.5.3.       Upon the occurrence of the conversion specified in Section 5.5.1 or 5.5.2, the holders of the Series C Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series C Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series C Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.       Reclassification. If the Common Stock issuable upon the conversion of the Series C Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series C Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series C Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.       Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a part of such merger, or consolidation or sale, provision shall be made so that the holders of the Series C Preferred Stock shall thereafter be entitled to receive upon conversion of the Series C Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series C Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series C Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series C Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.       Accountant’s Certificate as to Adjustments: Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series C Preferred Stock, if requested by any such holder, with a certificate, prepared by BDO Seidman, LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.       Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series C Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued, The certificate or certificates for shares of Series C Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series C Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series C Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series C Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series C Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.       Cash in Lien of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series C Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series C Preferred Stock, the Corporation shall pay to the holder of the shares of Series C Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.       Partial Conversion. In the event some but not all of the shares of Series C Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at; the expense of the Corporation, a new certificate representing the number of shares of Series C Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series C Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series C Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series C Preferred Stock divided by the number of shares of Common Stock into which each share of Series C Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation; fairly protect the conversion rights of the holders of the Series C Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the holders of the Series C Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intern and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series C Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.           Redemption.

6.1.       Redemption Obligations. At any time, the Company may, at its option, elect to redeem any or all the Series B Preferred Stock and the Series C Preferred Stock (the “Redemption Shares”) then outstanding at a price per share of Series C Preferred Stock equal to $300.31 per share, subject to adjustment as provided in section 6.2 hereto, plus all accrued but unpaid dividends, if any (the “Redemption Price”), and a price per share of the Series B Preferred Stock in accordance with the provisions of such class. Partial redemption will be made pro rata with respect to each holder of the Series B Preferred Stock and the Series C Preferred Stock.

6.2.         Equitable Adjustment. The Redemption Price set forth in this Section 6 shall be subject to equitable adjustment whenever there shall occur a stock split, combination, reclassification or other similar event involving the Series C Preferred Stock.

6.3.        Surrender of Certificates. At least 45 days prior to any! redemption, the Corporation shall mail written notice (the “Redemption Notice”), postage prepaid, to each holder of record of Series C Preferred Stock, at such holder’s address as shown on the records of the Corporation. The Redemption Notice shall contain the following information;

6.3.1.       The number of shares of Series C Preferred Stock held by the holder which Shall be redeemed by the Corporation;

6.3.2.       The date on which the redemption shall be effective (the; “Redemption Date”); and

6.3.3.       At which address the holder may surrender to the Corporation its certificate or certificates representing shares of Series C Preferred Stock to be redeemed.

Subject to the right of the holder to exercise the conversion rights provided hereunder at any time prior to the Redemption Date, each holder of shares of Series C Preferred Stock to be redeemed shall surrender the certificate or certificates representing such shares to the Corporation at the place specified in the Redemption Notice and on or before the applicable Redemption Date, and thereupon the applicable Redemption Price for such shares shall be paid to the order of the person whose name appears on such certificate or certificates. Each surrendered certificate shall be canceled and retired and a new certificate, representing the remaining, unredeemed shares of Series C Preferred Stock, if any, shall be issued to the holder of such shares.

6.4.       Dividends and Conversion after Redemption. On and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, no shares of Series C Preferred Stock thereupon redeemed shall be entitled to any further dividends pursuant to Section 2 hereof or to exercise the conversion provisions set forth in Section 5 hereof.

7.            No Reissuance of Series C Preferred Stock. No share or shares of Series C Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series C Preferred Stock accordingly.

8.            No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series C Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series C Preferred Stock from time to time outstanding.

9.            Notices of Record Date. In the event of

9.1.       any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

9.2.       any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

9.3.       any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series C Preferred Stock & notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

10.        Amendments. The provisions of the terms of the Series C Preferred Stock may not be amended, modified or waived without the written consent or affirmative vote of the holders of a majority of the then outstanding shares of Series C Preferred Stock; provided, however, that any amendment changing the Preferential Amount, the voting rights, the calculation of the Applicable Conversion Rate or Applicable Conversion Value, or this Section 10 shall require the written consent or affirmative vote of holders of 80% of the then outstanding shares of Series C Preferred Stock.

FAIRVIEW MEDICAL SERVICES CORPORATION has caused this certificate to be signed by George B. Bennett, its Chairman of the Board, and attested by Christopher J. McKown, its Secretary, this 8th day of May, 1997.

/s/ George B. Bennett
George B. Bennett,
Chairman of the Board

Attest:

/s/ Christopher J. McKown
Christopher J. McKown,
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 08/27/1997
971288107 - 2508553

CERTIFICATE OF ELIMINATION

of

DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES A CONVERTIBLE PREFERRED STOCK

of

0

FAIRVIEW MEDICAL SERVICES CORPORATION

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, as amended, of said Corporation, said Board of Directors on July 31, 1995 adopted a resolution creating a series of shares of Preferred Stock, par value $.01 per share, designated as Series A Convertible Preferred Stock.

That a Certificate of Designation, Preference and Rights of the Series A Convertible Preferred Stock was duly executed, acknowledged and filed with the Secretary of State of the State of Delaware on August 14, 1995 and subsequently recorded in the office of the recorder of the county in which is located said Corporation’s registered office in the State of Delaware.

That on May 8, 1997 a Certificate of Correction of Certificate of Designation was duly executed, acknowledged and filed with the Secretary of State of the State of Delaware and subsequently recorded in the office of the recorder of the county in which is located said Corporation’s registered office in the State of Delaware.

That on July 9, 1997 the Board of Directors of the Corporation duly adopted the following resolutions:

RESOLVED:	That no shares of the Corporation’s Series A Convertible Preferred Stock are outstanding, and none of the shares of such series will be issued pursuant to the Certificate of Designation, Preferences and Rights with respect to such Series A Convertible Preferred Stock; and further

RESOLVED:	That the officers of the Corporation are hereby severally authorized and directed in the name and on behalf of this Corporation to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Elimination of Designation, Preferences and Rights of Series A Convertible Preferred Stock in order to eliminate from this Corporation’s Restated Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designation, Preferences and Rights with respect to the Corporation’s Series A Convertible Preferred Stock.

IN WITNESS WHEREOF, Fairview Medical Services Corporation has caused this certificate to be executed this 27th day of August, 1997.

FAIRVIEW MEDICAL SERVICES CORPORATION

By	/s/ George B. Bennett
George B. Bennett, Chairman

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 10/14/1998
981397870 - 2508553

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

FAIRVIEW MEDICAL SERVICES CORPORATION

Pursuant to Section 242 of the General Corporation
Law of the State of Delaware

We, George B. Bennett, Chairman of the Board, and Christopher J. McKown, Secretary, of Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 242 of the Delaware General Corporation Law, certify:

FIRST: That at a meeting of the Board of Directors on September 28, 1998 resolutions were duly adopted setting forth an amendment to the Certificate of Designation, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock (the “Certificate”) of Fairview Medical Services Corporation, which was filed with the Secretary of State of the State of Delaware on May 8, 1997. The resolution setting forth the amendment is as follows:

RESOLVED:	That the Corporation amend its Certificate of Designation, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock, which was filed with the Secretary of State of the State of Delaware on May 8, 1997, by increasing the number of Preferred Stock to be designated as Series B Cumulative Convertible Preferred Stock from 28,000 shares to 40,000 shares.

SECOND: The amendment of the Certificate herein certified has been duly approved by the holders of the Corporation’s Series B Cumulative Convertible Preferred Stock in accordance with the Certificate and the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FAIRVIEW MEDICAL SERVICES CORPORATION has caused this certificate to be signed by George B. Bennett, its Chairman of the Board, and attested by Christopher J. McKown, its Secretary, this 14th day of October, 1998.

/s/ George B. Bennett
George B. Bennett,
Chairman of the Board

Attest:

/s/ Christopher J. McKown
Christopher J. McKown,
Secretary

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
FAIRVIEW MEDICAL SERVICES CORPORATION

Fairview Medical Services Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:           That the Board of Directors of the Corporation adopted the following resolution:

RESOLVED: That the Board of Directors hereby declares it advisable and in the best interest of the Corporation that Article 1 of the Corporation’s Restated Certificate of Incorporation be amended to read as follows:

“1.           The name of this corporation is Health Dialog Services Corporation.”

SECOND:        That the Board of Directors of the Corporation adopted the following resolution:

RESOLVED: That the Board of Directors hereby declares it advisable and in the best interest of the Corporation that Article 4 of the Corporation’s Restated Certificate of Incorporation be amended to read as follows:

“4.           Capital Stock.

A.        General. The total number of shares that the corporation shall have authority to issue is 65,000,000 shares of Common Stock, $.01 par value per share, and 25,000,000 shares of Preferred Stock, $.01 par value per share. Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of directors of the corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/24/1999
991504916 - 2508553

The undersigned FAIRVIEW MEDICAL SERVICES CORPORATION has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed on its behalf by its Chairman of the Board and attested by its Secretary as of this 24th day of November 1999.

FAIRVIEW MEDICAL SERVICES CORPORATION

By:	/s/ George B. Bennett
George B. Bennett
Chairman of the Board

Attest:	/s/ Christopher J. McKown
Christopher J. McKown
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 AM 11/24/1999
991504918 - 2508553

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

HEALTH DIALOG SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

We, George B. Bennett, Chairman of the Board, and Christopher J. McKown, Secretary, of Health Dialog Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the Stale of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Restated Certificate of Incorporation of the Corporation, as amended, authorizes the issuance of up to 25,000,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: The Board of Directors of the Corporation, at a meeting at which all members of the Board of Directors of the Corporation were present, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series A Cumulative Convertible Preferred Stock,” stating that 20,000,000 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.            Designation and Amount. The designation of this series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”). The number of shares of Series A Preferred Stock shall be 20,000,000. The liquidation preference of the Series A Preferred Stock shall be as set forth in Section 3 below.

Except as otherwise provided herein, the Series A Preferred Stock, the Corporation’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”) and the Corporation’s Series C Non-Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series A Preferred Stock are set forth below:

2.            Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of Series A Preferred Stock as follows:

2.1.       Dividends on each share of the Series A Preferred Stock shall be payable to the holders of the Series A Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.       Dividends on each share of the Series A Preferred Stock shall accrue at the rate of 7.0% per annum of the Liquidation Value (as defined in Section 3 below) thereof from and including the date of issuance of each share of Series A Preferred Stock to and including toe first to occur of (i) the liquidation of the Corporation or (ii) the redemption of such Series A Preferred Stock.

2.3.       Dividends on each share of Series A Preferred Stock shall accrue whether or not they have been declared and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series A Preferred Stock shall be deemed its “date of issuance” regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

2.4.       No dividend or other distribution shall be paid on the Common Stock (other than a dividend paid solely in shares of Common Stock) or on any series of Preferred Stock other than the Series A Preferred Stock unless all accrued and unpaid dividends for the current period and all prior periods on all outstanding shares of Series A Preferred Stock shall have been paid or declared and set aside for payment; provided, however, that if the funds made available for distribution by the Corporation shall be insufficient to permit the payment in full of all accrued and unpaid dividends on all outstanding shares of any series of Preferred Stock, then such funds shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate amount of accrued and unpaid dividends on the shares of Preferred Stock held by each of them.

2.5.           No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series A Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series A Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on the Series B Preferred Stock or the Series C Preferred Stock (other than a dividend paid solely in shares of Series B Preferred Stock or Series C Preferred Stock, respectively) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series A Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid on a share of Series B Preferred Stock or Series C Preferred Stock, respectively. No dividend or other distribution shall be declared or paid on the Series B Preferred Stock or the Series C Preferred Stock in shares of Series B Preferred or Series C Preferred Stock, respectively, unless the Corporation shall declare and pay a dividend, on each outstanding share of Series A Preferred Stock, of a number of shares of Series A Preferred Stock equal to the number of shares of Series B Preferred Stock or Series C Preferred Stock, respectively, declared or paid on a share of Series B Preferred Stock or Series C Preferred Stock.

2.6.          The Corporation shall not effect any stock split, combination, reclassification or similar event effecting the Series B Preferred Stock or the Series C Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series A Preferred Stock.

3.             Liquidation, Dissolution or Winding Up.

3.1.         Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

3.1.1.       The holders of Series A Preferred Stock shall be entitled to receive, (i) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (ii) prior and in preference to any distribution of any of the assets or surplus of the Corporation to the holders of Common Stock or other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $1.00, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series A Preferred Stock (such value as adjusted, the “Liquidation Value”) plus (b) accrued and unpaid dividends, if any, on the Series A Preferred Stock (such sum being referred to as the “Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of the full Preferential Amount, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate liquidation preference of the shares of Preferred Stock held by each of them.

3.1.2.       If payment has been made to the holders of each series of the Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof or comparable provisions applicable to other series of Preferred Stock, the holders of the Common Stock shall then receive an amount equal to (a) the Applicable Conversion Value (as hereinafter defined) plus (b) accrued and unpaid dividends, if any, on the Common Stock (such sum being referred to as the “Common Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Common Stock of the full Common Preferential Amount, then the entire remaining assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Common Stock.

3.1.3.       If payment has been made (i) to the holders of the Series A Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof and (ii) to the holders of the Common Stock of the full amount to which they shall be entitled pursuant to Section 3.1.2 hereof, the holders of the Series A Preferred Stock, the holders of each other Series of Preferred Stock entitled to participate in the Corporation’s remaining assets and surplus and the holders of the Common Stock shall then be entitled to share ratably in the Corporation’s remaining assets and surplus, such distribution to be based on the number of shares of Common Stock which each holder would hold if each share of Preferred Stock held by any such holder was converted into shares of Common Stock pursuant to the respective terms thereof immediately prior to the distribution of such remaining assets and surplus.

3.2.          Treatment of Reorganizations, Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.          Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.            Voting Rights. Except as otherwise provided herein or required by law, the holders of Series A Preferred Stock shall vote as a single class with the holders of Common Stock and the Series B Preferred Stock and shall have such votes in respect of each share of Series A Preferred Stock on any matter as the number of shares of Common Stock into which shares of Series A Preferred Stock may then be converted. Record holders of Series A Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

5.            Conversion Rights. The holders of Series A Preferred Stock shall have the following rights with respect to the conversion of the Series A Preferred Stock into shares of Common Stock:

5.1.       General. Subject to and in compliance with the provisions of this Section 5, each share of the Series A Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series A Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all accrued but unpaid dividends (other than dividends required to be paid to the holders of the Series A Preferred Stock pursuant to Section 2.5 hereof), whether or not declared, in respect of such shares of Series A Preferred Stock then being converted up to and including the time of conversion.

5.2.       Applicable Conversion Rate. The conversion rate in effect at any time for the Series A Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $1.00 by the Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.       Applicable Conversion Value. The Applicable Conversion Value shall initially be $1.00 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.         Adjustments to Applicable Conversion Value.

5.4.1.       (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series A Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

(B)       Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series A Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value for the Series A Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)       Consideration Other than Cash; Other Assets. For purposes of this Section 5.4.1. if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)       Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of shares of Common Stock or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown, which issuance is approved by the affirmative vote of all the members of the Board of Directors of the Corporation; (2) the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneous with such issuance from George Bennett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); or (4) with respect to any issuance as to which the holders of eighty percent (80%) of the shares of Series A Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect. If all or any portion of any option described in clause (1) of this Section 5.4.1(D) expires or is terminated without being exercised, then the number of shares of Common Stock issuable upon such option or portion thereof shall not be counted against the maximum number of shares covered by such clause (1). Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1 in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable Conversion Value for a share of Series A Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.       Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the that effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.         Automatic Conversion.

5.5.1.       Upon the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds exceed $10,000,000 (a “Qualified Initial Public Offering”), all outstanding shares of Series A Preferred Stock shall be converted automatically into the number of shares of Common Stock into which each such share of Series A Preferred Stock is then convertible as of the closing of such underwritten public offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such underwritten public offering) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Upon the occurrence of the conversion specified in Section 5.5.1, the holders of the Series A Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.       Reclassification. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.       Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a part of such merger, or consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series A Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.       Accountant’s Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series A Preferred Stock, if requested by any such holder, with a certificate, prepared by PricewaterhouseCoopers LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.       Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series A Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series A Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series A Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series A Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series B Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.     Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series A Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series A Preferred Stock, the Corporation shall pay to the holder of the shares of Series A Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.     Partial Conversion. In the event some but not all of the shares of Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series A Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series A Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series A Preferred Stock divided by the number of shares of Common Stock into which each share of Series A Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation fairly protect the conversion rights of the holders of the Series A Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the holders of the Series A Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intent and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series A Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.            No Redemption Rights. The Corporation shall not have any right hereunder to redeem or otherwise acquire any shares of the Series A Preferred Stock without the consent of the holder thereof.

7.            No Reissuance of Series A Preferred Stock. No share or shares of Series A Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the Corporation shall be authorized to issue. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series A Preferred Stock accordingly.

8.            No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series A Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series A Preferred Stock from time to time outstanding.

9.            Notices of Record Date. In the event of

9.1.       any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

9.2.       any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

9.3.       any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series A Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

10.         Amendments. The provisions of the terms of the Series A Preferred Stock may not be amended, modified or waived without the written consent or affirmative vote of the holders of sixty-six and two-thirds percent (66⅔%) of the then outstanding shares of Series A Preferred Stock; provided, however, that any amendment changing the Preferential Amount, the voting rights, the calculation of the Applicable Conversion Rate or Applicable Conversion Value, or this Section 10 shall require the written consent or affirmative vote of holders of 80% of the then outstanding shares of Series A Preferred Stock.

HEALTH DIALOG SERVICES CORPORATION has caused this certificate to be signed by George B. Bennett, its Chairman of the Board, and attested by Christopher J. McKown, its Secretary, this 24th day of November 1999.

/s/ George B. Bennett
George B. Bennett,
Chairman of the Board

Attest:

/s/ Christopher J. McKown
Christopher J. McKown,
Secretary

CORRECTED CERTIFICATE OF AMENDMENT

OF

HEALTH DIALOG SERVICES CORPORATION

HEALTH DIALOG SERVICES CORPORATION a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST. That a Certificate of Amendment was filed with the Secretary of State of Delaware on November 24, 1999. This Amendment, when filed, was missing a page numbered 2, which contained the remaining part of the amendment to Article 4.

SECOND. That the Certificate of Amendment is corrected to read in its entirety as follows in the attached Exhibit A.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed by its Authorized Officer this third day of December 1999.

/s/ George B. Bennett
Name:	George B. Bennett
Chairman and Chief Executive Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 12/03/1999
991518387 - 2508553

Exhibit A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
Fairview Medical Services Corporation

Fairview Medical Services Corporation (the “Corporation), a corporation organized and existing Under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:         That the Board of Directors of the Corporation adopted the following resolution:

RESOLVED: That the Board of Directors hereby declares it advisable and in the best interest of the Corporation that Article 1 of the Corporation’s Restated Certificate of Incorporation be amended to read as follows:

“1.          The name of this corporation is Health Dialog Services Corporation,”

SECOND:        That the Board of Directors of tee Corporation adopted tee following resolution:

RESOLVED: That the Board of Directors hereby declares it advisable and in the best interest of the Corporation that Article 4 of the Corporation’s Restated Certificate of Incorporation be amended to read as follows:

“4.          Capital Stoke.

A.             General. The total number of shares that the corporation shall have authority to issue is 65,000,000 shares of Common Stock, $.01 par value per share, and 25,000,000 shares of Preferred Stock, $.01 par value per share. Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of director of the corporation is authorized to issue fee Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating. optional or other special right and such qualification, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stoke. Subject to the powers, preference and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or right superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all power and voting and other rights pertaining to the Stock of this corporation and each share of Common Stock shill be entitled to one vote.

B.            Stock Spilt of Common Stock. Effective November 24, 1999 there will be a 144,4776 for one stock split of the Common Stock, whereby every one share of Common Stock, $.01 par value per share, issued and outstanding immediately prior to November 15, 1999 shall automatically be converted into 144,4776 shares of Common Stock, $.01 par value par share. No fractional shares shall be outstanding following this conversion, and the number of item of Common Stock to be issued to any Stockholder shall be rounded, If necessary, to the next highest share”

THIRD:         That the aforesaid amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote thereon by written consent given in accordance with the provisions of Section 228 of General Corporation Law of the State of Delaware and that prompt notice of the taking of the foregoing action without a meeting has been given to those stockholders who have not consented in writing pursuant to Section 228(d) thereof.

FOURTH:     That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

The undersigned FAIRVIEW MEDICAL SERVICES CORPORATION has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed on its behalf by its Chairman of the Board and attested by its Secretary as of this 24th day of November 1999.

FAIRVIEW MEDICAL SERVICES CORPORATION

By:	/s/ George B. Bennett
George B. Bennett
Chairman of the Board

Attest:	/s/ Christopher J. McKown
Christopher J. McKown
Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION Of CORPORATIONS
Delivered 12:42 PM 07/02/2003
FILED 12:34 PM 07/02/2003
SRV 030437541 - 2508553 FILE

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

HEALTH DIALOG SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

I, Christopher J. McKown, President of Health Dialog Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Restated Certificate of Incorporation of the Corporation, as amended, authorizes the issuance of up to 25,000,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: The Board of Directors of the Corporation, at a meeting at which all members of the Board of Directors of the Corporation were present, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series D Cumulative Convertible Preferred Stock,” stating that 4,000,000 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.           Designation and Amount. The designation of this series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”). The number of shares of Series D Preferred Stock shall be 4,000,000. The liquidation preference of the Series D Preferred Stock shall be as set forth in Section 3 below.

Except as otherwise provided herein, the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), the Corporation’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), the Corporation’s Series C Non-Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) and the Series D Preferred Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series D Preferred Stock are set forth below:

2.	Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of Series D Preferred Stock as follows:

2.1.          Dividends on each share of the Series D Preferred Stock shall be payable to the holders of the Series D Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.          Dividends on each share of the Series D Preferred Stock shall accrue at the rate of 7.0% per annum of the Liquidation Value (as defined in Section 3 below) thereof from and including the date of issuance of each share of Series D Preferred Stock to and including the first to occur of (i) the liquidation of the Corporation or (ii) the redemption of such Series D Preferred Stock.

2.3.          Dividends on each share of Series D Preferred Stock shall accrue whether or not they have been declared and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series D Preferred Stock shall be deemed its “date of issuance” regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

2.4.          No dividend or other distribution shall be paid on the Common Stock (other than a dividend paid solely in shares of Common Stock) or any other capital stock of the Corporation or on any series of Preferred Stock other than the Series D Preferred Stock unless all accrued and unpaid dividends for the current period and all prior periods on all outstanding shares of Series D Preferred Stock shall have been paid or declared and set aside for payment; provided, however, that if the funds made available for distribution by the Corporation shall be insufficient to permit the payment in full of all accrued and unpaid dividends on all outstanding shares of any series of Preferred Stock, then such funds shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate amount of accrued and unpaid dividends on the shares of Preferred Stock held by each of them.

2.5.         No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series D Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series D Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock (other than a dividend paid solely in shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series D Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid on a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively. No dividend or other distribution shall be declared or paid on the Series A Preferred Stock, the Series B Preferred Stock or the Series C Preferred Stock in shares of Series A Preferred Stock, Series B Preferred or Series C Preferred Stock, respectively, unless the Corporation shall declare and pay a dividend, on each outstanding share of Series D Preferred Stock, of a number of shares of Series D Preferred Stock equal to the number of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, respectively, declared or paid on a share of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

2.6.         The Corporation shall not effect any stock split, combination, reclassification or similar event effecting the Series A Preferred Stock, Series B Preferred Stock or the Series C Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series D Preferred Stock.

3.	Liquidation, Dissolution or Winding Up.

3.1.         Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

3.1.1.       The holders of Series D Preferred Stock shall be entitled to receive, (i) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (ii) prior and in preference to any distribution of any of the assets or surplus of the Corporation to the holders of Common Stock or any other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $2.00, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series D Preferred Stock (such value as adjusted, the “Liquidation Value”) plus (b) accrued and unpaid dividends, if any, on the Series D Preferred Stock (such sum being referred to as the “Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Series D Preferred Stock of the full Preferential Amount, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate liquidation preference of the shares of Preferred Stock held by each of them.

3.1.2.       If payment has been made to the holders of each series of the Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof or comparable provisions applicable to other series of Preferred Stock, the holders of the Common Stock shall then receive the amount specified for distribution to the holders of the Common Stock in Section 3.1.2 of the Certificate of Designation, Preferences and Rights of the Corporation’s Series A Preferred Stock, as filed with the Secretary of State of the State of Delaware on November 24, 1999, without giving effect to any amendment thereto subsequent to the date hereof.

3.1.3.       If payment has been made (i) to the holders of the Series D Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof and (ii) to the holders of the Common Stock of the full amount to which they shall be entitled pursuant to Section 3.1.2 hereof, the holders of the Series D Preferred Stock, the holders of each other series of Preferred Stock entitled to participate in the Corporation’s remaining assets and surplus and the holders of the Common Stock shall then be entitled to share ratably in the Corporation’s remaining assets and surplus, such distribution to be based on the number of shares of Common Stock which each holder would hold if each share of Preferred Stock held by any such holder was converted into shares of Common Stock pursuant to the respective terms thereof immediately prior to the distribution of such remaining assets and surplus.

3.2.         Treatment of Reorganizations, Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.         Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.            Voting Rights. Except as otherwise provided herein or required by law, the holders of Series D Preferred Stock shall vote as a single class with the holders of Common Stock, the Series A Preferred Stock and the Series B Preferred Stock and shall have such votes in respect of each share of Series D Preferred Stock on any matter as the number of shares of Common Stock into which shares of Series D Preferred Stock may then be converted. Record holders of Series D Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

5.            Conversion Rights. The holders of Series D Preferred Stock shall have the following rights with respect to the conversion of the Series D Preferred Stock into shares of Common Stock:

5.1.         General. Subject to and in compliance with the provisions of this Section 5, each share of the Series D Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series D Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series D Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all accrued but unpaid dividends (other than dividends required to be paid to the holders of the Series D Preferred Stock pursuant to Section 2.5 hereof), whether or not declared, in respect of such shares of Series D Preferred Stock then being converted up to and including the time of conversion.

5.2.         Applicable Conversion Rate. The conversion rate in effect at any time for the Series D Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $2.00 by the Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.         Applicable Conversion Value. The Applicable Conversion Value shall initially be $2.00 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.         Adjustments to Applicable Conversion Value.

5.4.1.       (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series D Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

Notwithstanding the foregoing, if after the date hereof but prior to January 31, 2004, the Corporation shall, at any time or from time to time while there are any shares of Series D Preferred Stock outstanding during that period, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4.1, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the issue (or deemed issue) price per share of such Common Stock.

(B)         Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series D Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value for the Series D Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)          Consideration Other than Cash; Other Assets. For purposes of this Section 5.4.1, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)          Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of shares of Common Stock or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown, which issuance is approved by the affirmative vote of all the members of the Board of Directors of the Corporation; (2) the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneous with such issuance from George Bennett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); (4) with respect to any issuance as to which the holders of eighty percent (80%) of the shares of Series D Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect; (5) with respect to changes in the Applicable Conversion Value of other classes of stock as a result of anti-dilution adjustments under provisions analogous to this Section 5.4.1(D) in the respective certificates of designation of such other classes of stock; or (6) with respect to any shares of Common Stock issued pursuant to that certain Guarantee Facility Agreement dated on or around July 1, 2003 by and among the Corporation and the investors named therein, disregarding any amendments thereto subsequent to the date hereof. Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1 in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable Conversion Value for a share of Series D Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.      Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.         Automatic Conversion.

5.5.1.       Upon the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which the aggregate gross proceeds exceed $10,000,000 (a “Qualified Initial Public Offering”), all outstanding shares of Series D Preferred Stock shall be converted automatically into the number of shares of Common Stock into which each such share of Series D Preferred Stock is then convertible as of the closing of such underwritten public offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such underwritten public offering) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Upon the occurrence of the conversion specified in Section 5.5.1, the holders of the Series D Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series D Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series D Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.         Reclassification. If the Common Stock issuable upon the conversion of the Series D Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series D Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series D Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.          Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a part of such merger, or consolidation or sale, provision shall be made so that the holders of the Series D Preferred Stock shall thereafter be entitled to receive upon conversion of the Series D Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series D Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series D Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series D Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.          Accountant’s Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series D Preferred Stock, if requested by any such holder, with a certificate, prepared by PricewaterhouseCoopers LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.          Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series D Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series D Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series D Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series D Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series D Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series D Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.      Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series D Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series D Preferred Stock, the Corporation shall pay to the holder of the shares of Series D Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.       Partial Conversion. In the event some but not all of the shares of Series D Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series D Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series D Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series D Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series D Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series D Preferred Stock divided by the number of shares of Common Stock into which each share of Series D Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation fairly protect the conversion rights of the holders of the Series D Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the holders of the Series D Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intent and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series D Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.            No Redemption Rights. The Corporation shall not have any right hereunder to redeem or otherwise acquire any shares of the Series D Preferred Stock without the consent of the holder thereof.

7.            No Reissuance of Series D Preferred Stock. No share or shares of Series D Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall acquire the status of undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series D Preferred Stock accordingly.

8.            No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series D Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series D Preferred Stock from time to time outstanding.

9.            Notices of Record Date. In the event of

9.1.          any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

9.2.          any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

9.3.          any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series D Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

10.          Amendments. The provisions of the terms of the Series D Preferred Stock may not be amended, modified or waived (by merger, consolidation or otherwise) without the written consent or affirmative vote of the holders of sixty-six and two-thirds percent (66⅔%) of the then outstanding shares of Series D Preferred Stock; provided, however, that any amendment changing the Preferential Amount, the voting rights, the calculation of the Applicable Conversion Rate or Applicable Conversion Value, or this Section 10 shall require the written consent or affirmative vote of holders of eighty percent (80%) of the then outstanding shares of Series D Preferred Stock.

HEALTH DIALOG SERVICES CORPORATION has caused this certificate to be signed by Christopher J. McKown, its President, this 2nd day of July 2003.

/s/ Christopher J. McKown
Christopher J. McKown President

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 04:06 PM 07/30/2003
FILED 03:50 PM 07/02/2003
SRV 030498231 - 2508553 FILE

CERTIFICATE OF ELIMINATION
OF
SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK
OF
HEALTH DIALOG SERVICES CORPORATION

HEALTH DIALOG SERVICES CORPORATION (the “Corporation”), a corporation organized and existing under The General Corporation Law of the State of Delaware, does hereby certify that pursuant to Sections 141 and 151 of the Delaware General Corporation Law and the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, as amended, the Board of Directors of the Corporation, by resolution at a meeting on June 26, 2003, did authorize and direct that the number of authorized shares of Preferred Stock designated as Series A Cumulative Convertible Preferred Stock under any Series A Certificate of Designations, Preferences and Rights filed prior to such date be reduced to 12,000,000, and did authorize and direct that because the Corporation has no intention of issuing additional shares of Series A Cumulative Convertible Preferred Stock subject to any such Series A Certificate of Designations, Preferences and Rights, that such designation of Series A Cumulative Convertible Preferred Stock shall be so reduced pursuant to the authority granted to them under Section 151 (g) of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Christopher J. McKown, its President, this 30th day of July, 2003.

BY:	/s/ Christopher J. Mckown
Christopher J. McKown President

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

HEALTH DIALOG SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

I, Christopher J. McKown, President of Health Dialog Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Restated Certificate of Incorporation of the Corporation, as amended, authorizes the issuance of up to 25,000,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: The Board of Directors of the Corporation, at a meeting at which all members of the Board of Directors of the Corporation were present, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series E Cumulative Convertible Preferred Stock,” stating that 3,846,154 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.            Designation and Amount. The designation of this series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”). The number of shares of Series E Preferred Stock shall be 3,856,154. The liquidation preference of the Series E Preferred Stock shall be as set forth in Section 3 below.

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:43 AM 05/21/2004
FILED 10:40 AM 05/21/2004
SRV 040375223 - 2508553 FILE

Except as otherwise provided herein, the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), the Corporation’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), the Corporation’s Series C Non-Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”), the Corporation’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”, and together with the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock, the “Existing Preferred Stock”) and the Series E Preferred Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series E Preferred Stock are set forth below:

2.            Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay preferential dividends in cash to the holders of Series E Preferred Stock as follows:

2.1.          Dividends on each share of the Series E Preferred Stock shall be payable to the holders of the Series E Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.          Dividends on each share of the Series E Preferred Stock shall accrue at the rate of $0.182 per share per annum (as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series E Preferred Stock) from and including the date of issuance of each share of Series E Preferred Stock to and including the first to occur of (i) the liquidation of the Corporation or (ii) the redemption of such Series E Preferred Stock.

2.3.          Dividends on each share of Series E Preferred Stock shall accrue whether or not they have been declared and whether or not there are any profits, surplus or other funds of the Corporation legally available for the payment of dividends. The date on which the Corporation initially issues any share of Series E Preferred Stock shall be deemed its “date of issuance” regardless of the number of times transfer of such share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share.

2.4.          No dividend or other distribution shall be paid on the Common Stock (other than a dividend paid solely in shares of Common Stock) or any other capital stock of the Corporation or on any series of Preferred Stock other than the Series E Preferred Stock unless all accrued and unpaid dividends for the current period and all prior periods on all outstanding shares of Series E Preferred Stock shall have been paid or declared and set aside for payment; provided, however, that if the funds made available for distribution by the Corporation shall be insufficient to permit the payment in full of all accrued and unpaid dividends on all outstanding shares of any series of Preferred Stock, then such funds shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate amount of accrued and unpaid dividends on the shares of Preferred Stock held by each of them.

2.5.       No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series E Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series E Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on any series of Existing Preferred Stock (other than a dividend paid solely in shares of such series of Existing Preferred Stock) unless the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series E Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid per share of such series of Existing Preferred Stock (on an as converted basis). No dividend or other distribution shall be declared or paid on any series of Existing Preferred Stock in shares of the same such series of Existing Preferred Stock unless the Corporation shall declare and pay a dividend on each outstanding share of Series E Preferred Stock, of a number of shares of Series E Preferred Stock equal to the same number of shares (on an as converted basis) declared or paid on a share of such series of Existing Preferred Stock.

2.6.       The Corporation shall not effect any stock split, combination, reclassification or similar event effecting any series of Existing Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series E Preferred Stock.

3.           Liquidation, Dissolution or Winding Up.

3.1.       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, distributions to the stockholders of the Corporation shall be made in the following manner:

3.1.1.       The holders of Series E Preferred Stock shall be entitled to receive, (i) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (ii) prior and in preference to any distribution of any of the assets or surplus of the Corporation to the holders of Common Stock or any other capital stock of the Corporation by reason of their ownership of such stock, an amount per share equal to the sum of (a) $2.00, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series E Preferred Stock (such value as adjusted, the “Liquidation Value”) plus (b) accrued and unpaid dividends, if any, on the Series E Preferred Stock (such sum being referred to as the “Preferential Amount”). If the assets and surplus of the Corporation shall be insufficient to permit the payment in full to the holders of the Series E Preferred Stock of the full Preferential Amount, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in accordance with the aggregate liquidation preference of the shares of Preferred Stock held by each of them.

3.1.2.       If payment has been made to the holders of each series of the Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof or comparable provisions applicable to other series of Preferred Stock, the holders of the Common Stock shall then receive the amount specified for distribution to the holders of the Common Stock in Section 3.1.2 of the Certificate of Designation, Preferences and Rights of the Corporation’s Series A Preferred Stock, as filed with the Secretary of State of the State of Delaware on November 24, 1999, without giving effect to any amendment thereto subsequent to the date hereof.

3.1.3.       If payment has been made (i) to the holders of the Series E Preferred Stock of the full amount to which they shall be entitled pursuant to Section 3.1.1 hereof and (ii) to the holders of the Common Stock of the full amount to which they shall be entitled pursuant to Section 3.1.2 hereof, the holders of the Series E Preferred Stock, the holders of each other series of Preferred Stock entitled to participate in the Corporation’s remaining assets and surplus and the holders of the Common Stock shall then be entitled to share ratably in the Corporation’s remaining assets and surplus, such distribution to be based on the number of shares of Common Stock which each holder would hold if each share of Preferred Stock held by any such holder was converted into shares of Common Stock pursuant to the respective terms thereof immediately prior to the distribution of such remaining assets and surplus.

3.2.        Treatment of Reorganizations. Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Existing Preferred Stock and Series E Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.         Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.           Voting Rights. Except as otherwise provided herein or required by law, the holders of Series E Preferred Stock shall vote as a single class with the holders of Common Stock and the Series A Preferred Stock, the Series B Preferred Stock and the Series D Preferred Stock, and shall have such votes in respect of each share of Series E Preferred Stock on any matter as the number of shares of Common Stock into which shares of Series E Preferred Stock may then be converted. Record holders of Series E Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

4.1.         Special Voting Rights. In addition to any other rights provided by law, for so long as any shares of the Series E Preferred Stock are outstanding, the Corporation will not, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Series E Preferred Stock, voting as a separate class:

4.1.1.       Repeal, amend, modify or waive (by merger, consolidation or otherwise) the provisions or the terms of the Series E Preferred Stock; provided, however, that any amendment changing the Preferential Amount, the voting rights, the calculation of the Applicable Conversion Rate or Applicable Conversion Value, or this Section 4.1 shall require the written consent or affirmative vote of holders of eighty percent (80%) of the then outstanding shares of Series E Preferred Stock.

4.1.2.       Authorize or issue any new or additional shares of Preferred Stock that rank senior to the Series E Preferred Stock with respect to either dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation; and

4.1.3.       Amend, modify or restate the Certificate of Incorporation in a manner which materially and adversely affects the rights and privileges of the Series E Preferred Stock.

5.           Conversion Rights. The holders of Series E Preferred Stock shall have the following rights with respect to the conversion of the Series E Preferred Stock into shares of Common Stock:

5.1.        General. Subject to and in compliance with the provisions of this Section 5, each share of the Series E Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series E Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series E Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all accrued but unpaid dividends (other than dividends required to be paid to the holders of the Series E Preferred Stock pursuant to Section 2.5 hereof), whether or not declared, in respect of such shares of Series E Preferred Stock then being converted up to and including the time of conversion.

5.2.        Applicable Conversion Rate. The conversion rate in effect at any time for the Series E Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $2.60 by the Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.         Applicable Conversion Value. The Applicable Conversion Value shall initially be $2.60 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.         Adjustments to Applicable Conversion Value.

5.4.1.      (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series E Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

(B)       Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series E Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value for the Series E Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)       Consideration Other than Cash: Other Assets. For purposes of this Section 5.4.1, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)       Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of shares of Common Stock or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown, which issuance is approved by the affirmative vote of all the members of the Board of Directors of the Corporation; (2) the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneously with such issuance from George Bennett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); (4) with respect to any issuance as to which the holders of eighty percent (80%) of the shares of Series E Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect; (5) with respect to changes in the Applicable Conversion Value of other classes of stock as a result of anti-dilution adjustments under provisions analogous to this Section 5.4.1(D) in the respective certificates of designation of such other classes of stock; or (6) with respect to any shares of Common Stock issued pursuant to that certain Guarantee Facility Agreement dated July 1, 2003 by and among the Corporation and the investors named therein, disregarding any amendments thereto subsequent to the date hereof. Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1 in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable, Conversion Value for a share of Series E Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.       Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.        Automatic Conversion.

5.5.1.       Upon the closing of an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which (i) the offering price per share to the public is at least $3.90 (as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to the Common Stock), (ii) the aggregate gross proceeds to the Corporation and any selling stockholders, less underwriting discounts and commissions, exceed $30,000,000 and (iii) the shares offered are, immediately following the offering, to be listed on the New York Stock Exchange, the American Stock Exchange or other similar nationally recognized securities exchange or included for quotation on the Nasdaq National Market or other similar nationally recognized automated quotation system (a “Qualified Initial Public Offering”), all outstanding shares of Series E Preferred Stock shall be converted automatically into the number of shares of Common Stock into which each such share of Series E Preferred Stock is then convertible as of the closing of such underwritten public offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such underwritten public offering) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Upon the occurrence of the conversion specified in Section 5.5.1, the holders of the Series E Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series E Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series E Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.        Reclassification. If the Common Stock issuable upon the conversion of the Series E Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series E Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series E Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.        Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a part of such merger, or consolidation or sale, provision shall be made so that the holders of the Series E Preferred Stock shall thereafter be entitled to receive upon conversion of the Series E Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series E Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series E Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series E Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.       Accountant’s Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series E Preferred Stock, if requested by any such holder, with a certificate, prepared by PriceWaterhouseCoopers LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.       Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series E Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series E Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series E Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series E Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series E Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series E Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.       Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series E Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series E Preferred Stock, the Corporation shall pay to the holder of the shares of Series E Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.       Partial Conversion. In the event some but not all of the shares of Series E Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series E Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series E Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series E Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series E Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series E Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series E Preferred Stock divided by the number of shares of Common Stock into which each share of Series E Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation fairly protect the conversion rights of the holders of the Series E Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the. holders of the Series E Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intent and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series E Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.            No Redemption Rights. The Corporation shall not have any right hereunder to redeem or otherwise acquire any shares of the Series E Preferred Stock without the consent of the holder thereof.

7.            No Reissuance of Series E Preferred Stock. No share or shares of Series E Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall acquire the status of undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series E Preferred Stock accordingly.

8.            No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series E Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series E Preferred Stock from time to time outstanding.

9.	Notices of Record Date. In the event of

(a)	any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)	any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

(c)	any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series E Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

HEALTH DIALOG SERVICES CORPORATION has caused this certificate to be signed by Christopher J. McKown, its President, this 21st  day of May 2004.

/s/ Christopher J. McKown
Christopher J. McKown
President

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 02:31 PM 06/02/2005
FILED 02:31 PM 06/02/2005
SRV 050462259 - 2508553 FILE

CERTIFICATE OF CORRECTION

TO

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

OF THE

SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

OF

HEALTH DIALOG SERVICES CORPORATION

Health Dialog Services Corporation, a Delaware corporation (the “Corporation”), pursuant to Section 103(f) of the General Corporation Law of the State of Delaware (“DGCL”), hereby certifies:

FIRST:          That the Certificate of Designation, Preferences and Rights (the “Certificate”) of the Corporation, filed with the Secretary of State of the State of Delaware on May 21, 2004 is an inaccurate record of the corporate action therein referred to.

SECOND:     That paragraph 1. of the Certificate incorrectly stated the number of shares designated Series E Cumulative Convertible Preferred Stock of the Corporation.

THIRD:         That paragraph 1. of the Certificate, in its corrected form, should read as follows:

“1. Designation and amount. The designation of this series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”). The number of shares of Series E Preferred Stock shall be 3,846,154. The liquidation preference of the Series E Preferred Stock shall be as set forth in Section 3 below.”

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Health Dialog Services Corporation has caused this Certificate of Correction to be executed by Christopher McKown, its President, this 26th day of May, 2005.

HEALTH DIALOG SERVICES CORPORATION

By:	/s/ Christopher J. McKown
Name:	Christopher J. McKown
Title:	President

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:54 AM 11/18/2005
FILED 10:54 AM 11/18/2005
SRV 050941718 - 2508553 FILE

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

HEALTH DIALOG SERVICES CORPORATION

Health Dialog Services Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) does hereby certify as follows:

FIRST: Article Four of the Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE FOUR

“4. Capital Stock

A.       General. The total number of shares that the corporation shall have authority to issue is 85,000,000 shares of Common Stock, $.01 par value per share, and 50,000,000 shares of Preferred Stock, $.01 par value per share. Subject to the limitations prescribed by law and the provisions of this certificate of incorporation, the board of directors of the corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the board of directors in a resolution or resolutions providing for the issue of such Preferred Stock. Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of this corporation and each share of Common Stock shall be entitled to one vote.

B.       Stock Split of Common Stock. Effective November 24, 1999, there will be a 144.4776 for one stock split of the Common Stock, whereby every one share of Common Stock, $.01 par value per share, issued and outstanding immediately prior to November 15, 1999 shall automatically be converted into 144.4776 shares of Common Stock, $.01 par value per share. No fractional shares shall be outstanding following this conversion, and the number of shares of Common Stock to be issued to any stockholder shall be rounded, if necessary, to the next highest share.”

SECOND: The aforesaid amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote thereon by written consent given in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: The aforesaid amendment has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

The undersigned HEALTH DIALOG SERVICES CORPORATION has caused this Certificate of Amendment of Restated Certificate of Incorporation to be executed on its behalf by its President as of this 18 day of November, 2005.

HEALTH DIALOG SERVICES CORPORATION

By:	/s/ Christopher J. McKown
Christopher J. McKown President

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:54 AM 11/18/2005
FILED 10:55 AM 11/18/2005
SRV 050941724 - 2508553 FILE

CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

of the

SERIES F CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

HEALTH DIALOG SERVICES CORPORATION

Pursuant to Section 151 of the General Corporation
Law of the State of Delaware

I, Christopher J. McKown, President of Health Dialog Services Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, in accordance with Section 151 of the Delaware General Corporation Law, certify:

FIRST: The Restated Certificate of Incorporation of the Corporation, as amended, authorizes the issuance of up to 50,000,000 shares of preferred stock, par value $.01 per share, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as may be stated and expressed in a resolution or resolutions providing for the creation and issuance of any such series adopted by the Board of Directors of the Corporation prior to the issuance of any shares of such series, pursuant to authority expressly vested in the Board of Directors by the Certificate of Incorporation of the Corporation.

SECOND: The Board of Directors of the Corporation, at a meeting at which all members of the Board of Directors of the Corporation were present, duly adopted the following resolution authorizing the creation of a new series of such preferred stock, to be known as “Series F Cumulative Convertible Preferred Stock,” stating that 24,000,000 shares of the authorized and unissued preferred stock shall constitute such series, and setting forth a statement of the voting powers, designation, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof as follows:

BE IT RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.            Designation and Amount. The designation of this series of the authorized preferred stock, par value $.01 per share, of the Corporation (the “Preferred Stock”) shall be Series F Cumulative Convertible Preferred Stock (the “Series F Preferred Stock”). The number of shares of Series F Preferred Stock shall be 24,000,000. The liquidation preference of the Series F Preferred Stock shall be as set forth in Section 3 below.

Except as otherwise provided herein, the Corporation’s Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”), the Corporation’s Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), the Corporation’s Series C Non-Voting Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”), the Corporation’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”), the Corporation’s Series E Cumulative Convertible Preferred Stock (the “Series E Preferred Stock” and, together with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock, the “Existing Preferred Stock”) and the Series F Preferred Stock shall have the same rights and privileges and shall rank equally, share ratably and be identical in all respect as to all matters. The relative powers, preferences and rights, and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, granted to or imposed on the Series F Preferred Stock are set forth below:

2.	Dividends.

When, as and if declared by the Corporation’s Board of Directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay dividends in cash to the holders of Series F Preferred Stock as follows:

2.1.       Dividends on each share of the Series F Preferred Stock shall be payable to the holders of the Series F Preferred Stock on such dates and in such amounts as the Board of Directors of the Corporation shall determine, subject to the limitations of this Section 2.

2.2.       No dividend or other distribution shall be declared or paid on the Common Stock (other than a dividend paid solely in shares of Common Stock, or a dividend for which adjustment is made pursuant to Section 5.4.1(B)) unless (a) holders of at least a majority of the then outstanding shares of the Series F Preferred Stock give their prior written consent or affirmative vote or (b) the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series F Preferred Stock equal to the aggregate amount of the Common Stock dividend to which such share of Series F Preferred Stock would be entitled if each such share were converted into shares of Common Stock pursuant to the provisions of Section 5 hereof and such conversions were effective as of the record date for the determination of holders of Common Stock entitled to receive such dividend. No dividend or other distribution shall be declared or paid on any series of Existing Preferred Stock (other than a dividend paid solely in shares of such series of Existing Preferred Stock) unless (w) holders of at least a majority of the then outstanding shares of the Series F Preferred Stock give their prior written consent or affirmative vote or (x) the Corporation shall simultaneously declare and pay a dividend on each outstanding share of Series F Preferred Stock in an amount and type equal in all respects to the dividend or other distribution declared or paid per share of such series of Existing Preferred Stock (on an as converted basis). No dividend or other distribution shall be declared or paid on any series of Existing Preferred Stock in shares of the same such series of Existing Preferred Stock unless (y) holders of at least a majority of the then outstanding shares of the Series F Preferred Stock give their prior written consent or affirmative vote or (z) the Corporation shall declare and pay a dividend on each outstanding share of Series F Preferred Stock, of a number of shares of Series F Preferred Stock equal to the same number of shares (on an as converted basis) declared or paid on a share of such series of Existing Preferred Stock. Notwithstanding the foregoing, the Corporation may pay accrued and unpaid dividends on the Existing Preferred Stock pursuant to the liquidation preferences of such series of stock as specified in the Certificate of Designation, Preferences and Rights for such series upon a liquidation, dissolution or winding up of the Company.

2.3.       Any dividend declared and paid to the Series F Preferred Stock pursuant to Section 2.2(x) as a result of any dividend on any series of Existing Preferred Stock which has accrued pursuant to the terms of the Certificate of Designation, Preferences and Rights for such series (any such dividends to be paid on the Series F Preferred Stock, the “Deemed Accrued Dividends”) shall be deemed to be equal to such dividend on the Existing Preferred Stock for purposes of Section 2.2(x) if the Deemed Accrued Dividends are calculated as having accrued on each share of Series F Preferred Stock at the rate of 7.0% per annum, or such greater percentage which, pursuant to the applicable Certificate of Designation, Preferences, and Rights, may be in effect at any time for any other series of Existing Preferred Stock, of the Preferential Amount, (as defined in Section 3 below) thereof from and including the date of issuance of each share of Series F Preferred Stock to and including the first to occur of (i) the liquidation, dissolution or winding up of the Corporation or (ii) the redemption of the Series F Preferred Stock.

2.4.       The Corporation shall not effect any stock split, combination, reclassification or similar event effecting any series of Existing Preferred Stock unless a comparable stock split, combination, reclassification or similar event is effected with respect to the Series F Preferred Stock.

3.	Liquidation, Dissolution or Winding Up.

3.1.       Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of Series F Preferred Stock shall be entitled to receive a distribution equal to the greater of (i) $7.81 per share, less any Deemed Accrued Dividends paid pursuant to Section 2.2(x), (a) pari passu with any distribution of any of the assets or surplus of the Corporation to the holders of any series of Preferred Stock and (b) prior and in preference to any distribution of any assets or surplus of the Corporation to the holders of Common Stock or any other capital stock of the Corporation by reason of their ownership of such stock, as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to such shares of Series F Preferred Stock (such value, as adjusted, the “Preferential Amount”) and (ii) the amount that they would receive if their shares of Series F Preferred Stock were converted into Common Stock immediately prior to such liquidation, dissolution or winding up. If the assets and surplus of the Corporation shall be insufficient to permit payment in full to the holders of the Series F Preferred Stock of at least the Preferential Amount per share in accordance with this Section 3.1, then the entire assets and surplus of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series F Preferred Stock, the Existing Preferred Stock and any other series of Preferred Stock then in existence, in accordance with the respective liquidation preference of the shares of such series of Preferred Stock held by each of them.

3.2.       Treatment of Reorganizations, Consolidations, Mergers, and Sales of Assets. A consolidation or merger of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to the consolidation or merger do not own more than fifty percent (50%) of the outstanding voting power of the surviving corporation immediately after the consolidation or merger, and a sale of all or substantially all of the assets of the Corporation shall each be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3 unless the holders of seventy percent (70%) of the then outstanding shares of Existing Preferred Stock and Series F Preferred Stock, voting together as a single class, elect not to treat any of the foregoing events as a liquidation, dissolution or winding up by giving written notice thereof to the Corporation.

3.3.       Distribution Other Than Cash. Whenever any distribution provided for in Section 2 or this Section 3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

4.           Voting Rights. Except as otherwise provided herein or required by law, the holders of Series F Preferred Stock shall vote as a single class with the holders of Common Stock and the Series A Preferred Stock, the Series B Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, and shall have such votes in respect of each share of Series F Preferred Stock on any matter as the number of shares of Common Stock into which shares of Series F Preferred Stock may then be converted. Record holders of Series F Preferred Stock shall be entitled to notice of any stockholders’ meeting or solicitation of stockholders’ consents in the manner provided in the Bylaws of the Corporation for general notices.

4.1.       Special Voting Rights. In addition to any other rights provided by law, for so long as any shares of the Series F Preferred Stock are outstanding, the Corporation will not, without the prior written consent or affirmative vote of the holders of at least a majority of the then outstanding shares of the Series F Preferred Stock, voting as a separate class:

4.1.1.       Repeal, amend, modify or waive (by merger, consolidation or otherwise) the provisions or the terms of the Series F Preferred Stock.

4.1.2.       Authorize or issue any new or additional shares of Preferred Stock or interests in any other security that rank senior to the Series F Preferred Stock with respect to either dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation; and

4.1.3.       Amend, modify or restate the Certificate of Incorporation or the by-laws of the Corporation in a manner which materially and adversely affects the rights and privileges of the Series F Preferred Stock.

5.            Conversion Rights. The holders of Series F Preferred Stock shall have the following rights with respect to the conversion of the Series F Preferred Stock into shares of Common Stock:

5.1.       General. Subject to and in compliance with the provisions of this Section 5, each share of the Series F Preferred Stock may, at the option of the holder thereof, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series F Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the Applicable Conversion Rate (determined as provided in Section 5.2) by the number of shares of Series F Preferred Stock being converted. Exercise of the conversion right set forth herein by the exercising holder shall extinguish such holder’s right to receive, and the Corporation’s obligations to pay, any and all declared but unpaid dividends (other than dividends required to be paid to the holders of the Series F Preferred Stock pursuant to Section 2.2 hereof), whether or not declared, in respect of such shares of Series F Preferred Stock then being converted up to and including the time of conversion.

5.2.       Applicable Conversion Rate. The conversion rate in effect at any time for the Series F Preferred Stock (the “Applicable Conversion Rate”) shall be the quotient obtained by dividing $7.81 by the then Applicable Conversion Value, calculated as provided in Sections 5.3 and 5.4.

5.3.       Applicable Conversion Value. The Applicable Conversion Value shall initially be $7.81 and shall be adjusted from time to time in accordance with Section 5.4 hereof.

5.4.       Adjustments to Applicable Conversion Value.

5.4.1.      (A) Upon Sale of Common Stock. If after the date hereof the Corporation shall, at any time or from time to time while there are any shares of Series F Preferred Stock outstanding, issue or sell, or be deemed to issue and sell in accordance with this Section 5.4, shares of its Common Stock without consideration or at a price (whether for cash or for other consideration) per share less than the Applicable Conversion Value in effect immediately prior to such issuance or sale, then in each such case such Applicable Conversion Value upon each such issuance or sale, except as hereinafter provided, shall be lowered so as to be equal to the product (x) of the Applicable Conversion Value immediately prior to such issuance or sale and (y) a fraction:

(1)       the numerator of which shall be (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (including shares deemed to have been issued under Section 5.4.1(B)) plus (b) the number of shares of Common Stock which the aggregate consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof) for the additional shares of Common Stock so issued would purchase at the Applicable Conversion Value in effect immediately prior to such issuance, and

(2)       the denominator of which shall be (a) the number of shares of Common Stock outstanding (including shares deemed to have been issued under Section 5.4.1(B)) immediately prior to the issuance of such additional shares of Common Stock, plus (b) the number of such additional shares of Common Stock so issued.

(B)         Upon Issuance of Warrants, Options and Rights to Purchase Common Stock. For the purpose of this Section 5.4.1, the issuance of any warrants, options, subscriptions or purchase rights with respect to shares of Common Stock and the issuance of any securities convertible into, exercisable for or exchangeable for shares of Common Stock (or the issuance of any warrants, options or any rights with respect to such convertible or exchangeable securities), in each case including without limitation the issuance by way of a dividend, shall be deemed an issuance of the maximum number of shares of such Common Stock deliverable upon such conversion or exercise at such time if the Net Consideration Per Share (as hereinafter defined) which may be received by the Corporation for such Common Stock shall be less than the Applicable Conversion Value for the Series F Preferred Stock in effect at the time of such issuance. Any obligation, agreement or undertaking to issue warrants, options, subscriptions or purchase rights at any time in the future shall be deemed to be an issuance thereof at the time such obligation, agreement or undertaking is made or arises. No adjustment of the Applicable Conversion Value for the Series F Preferred Stock shall be made under this Section 5.4.1 upon the issuance or deemed issuance of any shares of Common Stock which are issued pursuant to the exercise of any warrants, options, subscriptions or purchase rights or pursuant to the exercise of any conversion or exchange rights with respect to any convertible securities if any adjustment shall previously have been made upon the issuance of any such warrants, options or subscriptions or purchase rights or upon the issuance of any such convertible securities (or upon the issuance of any such warrants, options or any rights therefor) as above provided.

Should the Net Consideration Per Share of any such warrants, options, subscriptions or purchase rights or convertible securities be decreased or increased from time to time then, upon the effectiveness of each such change, the Applicable Conversion Value shall be adjusted to such Applicable Conversion Value as would have been obtained (1) had the adjustments made upon the issuance of such warrants, options, rights or convertible securities been made upon the basis of the Net Consideration Per Share of such securities as so increased or decreased, and (2) had the adjustments made to the Applicable Conversion Value since the date of issuance of such securities been made to the Applicable Conversion Value as adjusted pursuant to (1) above. Any adjustment of the Applicable Conversion Value with respect to this Section 5.4.1(B) which relates to warrants, options, subscriptions or purchase rights with respect to shares of Common Stock shall be disregarded if, as, and when all of such warrants, options, subscriptions or purchase rights expire or are canceled without being exercised, so that the Applicable Conversion Value effective immediately upon such cancellation or expiration shall be equal to the Applicable Conversion Value which would have been in effect at the time of such cancellation or expiration had the expired or canceled warrants, options, subscriptions or purchase rights not been issued.

For purposes of this paragraph, the “Net Consideration Per Share” which may be received by the Corporation shall mean the amount equal to the total amount of consideration, if any, received by the Corporation (net of any commissions or underwriting expenses incurred in connection with the issuance thereof), for the issuance of such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities, plus the minimum amount of consideration, if any, to be received to the Corporation upon exercise or conversion thereof, divided by the maximum aggregate number of shares of Common Stock that would be issued if all such warrants, options, subscriptions or other purchase rights or convertible or exchangeable securities were exercised, exchanged or converted.

(C)       Consideration Other than Cash; Other Assets. For purposes of this Section 5.4.1, if a part or all of the consideration received by the Corporation in connection with the issuance of shares of the Common Stock or the issuance of any of the securities described in this Section 5.4.1 consists of property other than cash, such consideration shall be deemed to have a fair market value as is reasonably determined in good faith by the Board of Directors of the Corporation. In the event that shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) are issued together with other shares, securities or other assets of the Corporation for a price or other consideration applicable to both or any combination of them, the portion of the aggregate consideration attributable to the shares of Common Stock or warrants, options, subscriptions, or purchase rights with respect to shares of Common Stock, or any securities convertible into, exercisable or exchangeable for shares of Common Stock (or any warrants, options, subscriptions or purchase rights with respect to such convertible or exchangeable securities) so issued shall be as determined in good faith by the Board of Directors of the Corporation.

(D)       Exceptions. This Section 5.4.1 shall not apply: (1) to the issuance of shares of Common Stock or options exercisable therefor, issued to employees, consultants or affiliates of the Corporation or of the Foundation for Informed Medical Decision Making, or affiliates thereof, in each case other than George Bennett and Christopher McKown, which issuance is approved by the affirmative vote of all the members of the Board of Directors of the Corporation; (2) to the issuance of options to acquire Common Stock (and the issuance of Common Stock upon exercise thereof) to the extent the Common Stock issued under such options is acquired substantially simultaneously with such issuance from George Bennett and/or Christopher McKown at a price per share no greater than the exercise price of such option; (3) under any of the circumstances which would constitute an Extraordinary Common Stock Event (as hereinafter defined in Section 5.4.2); (4) with respect to any issuance as to which the holders of 80% of the shares of Series F Preferred Stock outstanding immediately prior to such issuance, voting separately as a class, so elect; or (5) with respect to changes in the Applicable Conversion Value of other classes of stock as a result of anti-dilution adjustments under provisions analogous to this Section 5.4.1 in the respective certificates of designation of such other classes of stock. Notwithstanding the foregoing, no adjustment in the Applicable Conversion Value shall be made pursuant to this Section 5.4.1(D) in respect of the issuance of additional securities (or rights in respect thereof) of the Corporation unless the consideration per share of Common Stock issued or deemed to be issued hereunder is less than the Applicable Conversion Value for a share of Series F Preferred Stock in effect on the date of, and immediately prior to, such issuance.

5.4.2.       Adjustments to Applicable Conversion Value Upon Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as hereinafter defined), the Applicable Conversion Value shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Applicable Conversion Value by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof) and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event (including shares deemed to have been issued under Section 5.4.1(B) hereof), and the product so obtained shall thereafter be the Applicable Conversion Value. The Applicable Conversion Value, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

“Extraordinary Common Stock Event” shall mean (A) a subdivision of outstanding shares of Common Stock into a greater number of shares of the Common Stock, (B) a combination of outstanding shares of the Common Stock into a smaller number of shares of Common Stock, or (C) the issuance of shares of Common Stock by way of a stock dividend.

5.5.        Automatic Conversion.

5.5.1.       Upon the closing of the first underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation in which (i) the offering price per share to the public is at least $7.81 (as adjusted for any reclassification, subdivision, combination, stock dividend or other similar event with respect to the Common Stock), (ii) the aggregate gross proceeds to the Corporation and any selling stockholders, less underwriting discounts and commissions, exceed $30,000,000 and (iii) the shares offered are, immediately following the offering, to be listed on the New York Stock Exchange, the American Stock Exchange or other similar nationally recognized securities exchange or included for quotation on the Nasdaq National Market or other similar nationally recognized automated quotation system (a “Qualified Initial Public Offering”), all outstanding shares of Series F Preferred Stock shall be converted automatically into the number of shares of Common Stock into which each such share of Series F Preferred Stock is then convertible as of the closing of such Qualified Initial Public Offering (for the avoidance of doubt, after taking into account any adjustments to be made pursuant to Section 5.4 hereof in respect of the shares issued in such Qualified Initial Public Offering) without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent for the Common Stock.

5.5.2.       Upon the occurrence of the conversion specified in Section 5.5.1, the holders of the Series F Preferred Stock shall, upon notice from the Corporation, surrender the certificates representing such shares at the office of the Corporation or of its transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to each such holder a certificate or certificates for the number of shares of Common Stock into which the shares of the Series F Preferred Stock surrendered were convertible on the date on which such conversion occurred. The Corporation shall not be obligated to issue such certificates unless certificates evidencing such shares of the Series F Preferred Stock being converted are either delivered to the Corporation or any such transfer agent, or the holder notifies the Corporation or any such transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith.

5.6.       Reclassification. If the Common Stock issuable upon the conversion of the Series F Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger or sale of assets provided for elsewhere in this Section 5, or the sale of all or substantially all of the Corporation’s properties and assets to any other person provided for elsewhere in this Section 5), then and in each such event, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series F Preferred Stock might have been converted immediately prior to such reclassification or change, all subject to further adjustment as provided herein.

5.7.       Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares provided for elsewhere in this Section 5) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation’s assets to any other person, then, unless such event has been deemed a liquidation, dissolution or winding up of the affairs of the Corporation pursuant to Section 3 above, as a condition of such merger, or consolidation or sale, lawful and adequate provision shall be made so that the holders of the Series F Preferred Stock shall thereupon have the right to receive upon conversion of the Series F Preferred Stock the number of shares of stock or other securities or property to which such holders would have been entitled if such holders had converted their shares of Series F Preferred Stock immediately prior to such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series F Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 5 (including adjustment of the Applicable Conversion Value then in effect and the number of shares issuable upon conversion of the Series F Preferred Stock) shall be applicable after that event in as nearly equivalent a manner as may be practicable.

5.8.       Accountant’s Certificate as to Adjustments; Notice by Corporation. In each case of an adjustment or readjustment of the Applicable Conversion Value, the Corporation at its expense shall furnish all holders of Series F Preferred Stock, if requested by any such holder, with a certificate, prepared by PriceWaterhouseCoopers LLP or other independent public accountants of recognized standing, showing such adjustment or readjustment, and stating in detail the facts upon which such adjustment or readjustment is based.

5.9.       Exercise of Conversion Privilege. To exercise its conversion privilege, a holder of Series F Preferred Stock shall surrender to the Corporation at its principal office the certificate or certificates representing the shares being converted, and shall give written notice to the Corporation at that office that such holder elects to convert such shares. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The certificate or certificates for shares of Series F Preferred Stock surrendered for conversion shall be accompanied by proper assignment thereof to the Corporation or in blank. The date when such written notice is received by the Corporation, together with the certificate or certificates representing the shares of the Series F Preferred Stock being converted, shall be the “Conversion Date.” As promptly as practicable after the Conversion Date, the Corporation shall issue and deliver to or on the order of the holder of the shares of Series F Preferred Stock being converted, at the expense of the Corporation, such certificate or certificates as it may request for the number of whole shares of Common Stock issuable upon the conversion of such shares of Series F Preferred Stock in accordance with the provisions of this Section 5, and cash, as provided in Section 5.10, in respect of any fraction of a share of Common Stock issuable upon such conversion. Such conversion shall be deemed to have been effective immediately prior to the close of business on the Conversion Date, and at such time the rights of the holder as holder of the converted shares of Series F Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

5.10.       Cash in Lieu of Fractional Shares. No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the conversion of shares of Series F Preferred Stock. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of Series F Preferred Stock, the Corporation shall pay to the holder of the shares of Series F Preferred Stock which were converted, a cash adjustment in respect of such fractional shares in an amount equal to the same fraction of the fair market value per share of Common Stock (as determined in a reasonable manner prescribed by the Board of Directors), but not less than the Applicable Conversion Value, at the close of business on the Conversion Date.

5.11.       Partial Conversion. In the event some but not all of the shares of Series F Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to or on the order of the holder, at the expense of the Corporation, a new certificate representing the number of shares of Series F Preferred Stock which were not converted.

5.12.       Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series F Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series F Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for the purpose and the holders of the Series F Preferred Stock hereby agree to take all actions reasonably necessary to effect such increase in authorized shares of Common Stock.

5.13.       Validity of Shares. The Corporation will from time to time take all such actions as may be requisite to assure that all shares of Common Stock which may be issued upon conversion of any share of the Series F Preferred Stock will, upon issuance, be legally and validly issued, fully paid and non-assessable and free from all liens and charges with respect to the issue thereof; and, without limiting the generality of the foregoing, the Corporation agrees that it will from time to time take all such action as may be requisite to assure that the par value per share, if any, of the Common Stock is at all times equal to or less than the amount paid per share for the Series F Preferred Stock divided by the number of shares of Common Stock into which each share of Series F Preferred Stock can, from time to time, be converted.

5.14.       Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 5 are not strictly applicable but the lack of any adjustment in the Applicable Conversion Value would not in the reasonable opinion of the Board of Directors of the Corporation fairly protect the conversion rights of the holders of the Series F Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the conversion rights of the holders of the Series F Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Corporation) of recognized national standing, which shall give their opinion upon the adjustment, if any, to the Applicable Conversion Value, on a basis consistent with the basic intent and principles of this Section 5, necessary to preserve the exercise rights of all the registered holders of the Series F Preferred Stock. Upon receipt of such opinion, the Board of Directors of the Corporation shall forthwith make the adjustments described therein.

6.           No Redemption Rights. The Corporation shall not have any right hereunder to redeem or otherwise acquire any shares of the Series F Preferred Stock without the consent of the holder thereof.

7.           No Reissuance of Series F Preferred Stock. No share or shares of Series F Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall acquire the status of undesignated shares of Preferred Stock. The Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized number of shares of the Series F Preferred Stock accordingly.

8.           No Dilution or Impairment. The Corporation will take all such action as may be necessary or appropriate in order to effectuate the provisions of this Certificate of Designation. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Series F Preferred Stock above the amount payable therefor on such conversion and (b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the conversion of all Series F Preferred Stock from time to time outstanding.

9.	Notices of Record Date. In the event of

(a)	any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)	any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split up or combination of shares), or any transfer of all or substantially all of the assets of the Corporation to any other corporation, or any other entity or person, or

(c)	a Qualified Initial Public Offering, or

(d)	any voluntary or involuntary dissolution, liquidation or winding up of the Corporation,

then and in each such event the Corporation shall mail or cause to be mailed to each holder of Series F Preferred Stock a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and a description of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Qualified Initial Public Offering, dissolution, liquidation or winding up is expected to become effective and (iii) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their share of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, Qualified Initial Public Offering, dissolution, liquidation or winding up. Such notice shall be mailed at least twenty (20) days prior to the applicable date referred to in clause (i) or (iii) (or clause (ii) if clause (iii) is not relevant).

HEALTH DIALOG SERVICES CORPORATION has caused this certificate to be signed by Christopher J. McKown, its President, this 18th day of November, 2005.

/s/ Christopher J. McKown
Christopher J. McKown
President

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 01:36 PM 03/28/2006
FILED 01:08 PM 03/28/2006
SRV 060292410 - 2508553 FILE

CERTIFICATE OF RETIREMENT OF SHARES

of

SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK,
SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK,
SERIES C CUMULATIVE CONVERTIBLE PREFERRED STOCK,
SERIES D CUMULATIVE CONVERTIBLE PREFERRED STOCK, and
SERIES E CUMULATIVE CONVERTIBLE PREFERRED STOCK

of

HEALTH DIALOG SERVICES CORPORATION

Pursuant to Section 243 of the

General Corporation Law of the State of Delaware

Health Dialog Services Corporation (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 243 thereof, DOES HEREBY CERTIFY:

FIRST: Article Four of the Corporation’s Restated Certificate of Incorporation, as amended, authorizes the issuance of 50,000,000 shares of Preferred Stock (the “Preferred Stock”). Of such shares of Preferred Stock, (a) Section 1 of a Certificate of Designation, Preferences and Rights of the Series A Cumulative Convertible Preferred Stock, as amended (the “Series A Certificate”), designates 12,000,000 shares as Series A Cumulative Convertible Preferred Stock (the “Series A Stock”); (b) Section 1 of a Certificate of Designation, Preferences and Rights of the Series B Cumulative Convertible Preferred Stock, as amended (the “Series B Certificate”), designates 40,000 shares as Series B Cumulative Convertible Preferred Stock (the “Series B Stock”); (c) Section 1 of a Certificate of Designation, Preferences and Rights of the Series C Cumulative Convertible Preferred Stock, as amended (the “Series C Certificate”), designates 6,993 shares as Series C Cumulative Convertible Preferred Stock (the “Series C Stock”); (d) Section 1 of a Certificate of Designation, Preferences and Rights of the Series D Cumulative Convertible Preferred Stock, as amended (the “Series D Certificate”), designates 4,000,000 shares as Series D Cumulative Convertible Preferred Stock (the “Series D Stock”); and (e) Section 1 of a Certificate of Designation, Preferences and Rights of the Series E Cumulative Convertible Preferred Stock, as amended (the “Series E Certificate”), designates 3,846,154 shares as Series E Cumulative Convertible Preferred Stock (the “Series E Stock”). The Series A Certificate, Series B Certificate, Series C Certificate, Series D Certificate and Series E Certificate shall, for the purposes of this Certificate of Retirement, collectively be referred to as the “Certificates of Designation.”

SECOND: On or about June 8, 2004, two (2) shares of the issued and outstanding Series B Stock (the “Converted Shares”) were converted into shares of Common Stock of the Corporation, in accordance with the provisions of the Series B Certificate

THIRD: On or about December 10, 2004 the Corporation, as duly authorized by the Board of Directors, purchased from its shareholders 1,552 shares of Series B Stock and on or about November 22, 2005, the Corporation, as duly authorized by the Board of Directors, purchased from its shareholders 4,592,411 shares of Series A Stock, 17,641 shares of Series B Stock, 1,087 shares of Series C Stock, 1,175,075 shares of Series D Stock and 614,715 shares of Series E Stock (the “Purchased Shares”).

FOURTH: Each of the Certificates of Designation provides, as applicable, that no shares of the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock or the Series E Stock purchased by the Corporation or otherwise converted shall be reissued as shares of such Series, and therefore, upon such purchase or conversion, such shares shall be retired and acquire the status of undesignated shares of Preferred Stock.

FIFTH: As a result of the retirement of the Converted Shares and Purchased Shares and the prohibition against their reissuance, such shares shall resume the status of authorized but unissued shares of undesignated Preferred Stock and therefore (a) the number of shares designated as Series A Stock shall be reduced to 7,407,589 shares; (b) the number of shares designated as Series B Stock shall be reduced to 20,805 shares; (c) the number of shares designated as Series C Stock shall be reduced to 5,906 shares; (d) the number of shares designated as Series D Stock shall be reduced to 2,824,925 shares; and (e) the number of shares designated as Series E Stock shall be reduced to 3,231,439 shares, and all such retired shares shall acquire the status of authorized and unissued shares of undesignated Preferred Stock. Notwithstanding the foregoing, the total number of authorized shares of Preferred Stock shall remain 50,000,000 shares. Pursuant to the provisions of Section 243 of the Delaware General Corporation Law, upon the effective date of this Certificate of Retirement, each of the Certificates of Designation is amended accordingly.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Health Dialog Services Corporation has caused this certificate to be executed this 28th day of March, 2006

Health Dialog Services Corporation

By:	/s/ Christopher J. McKown
Name: Christopher J. McKown
Title: President

Certificate of Retirement (7)

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 05:34 PM 12/15/2006
FILED 05:08 PM 12/15/2006
SRV 061153372 - 2508553 FILE

CERTIFICATE OF CHANGE OF REGISTERED AGENT
AND
REGISTERED OFFICE

Health Dialog Services Corporation

* * * * *

Health Dialog Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

That the registered office of the corporation in the state of Delaware is hereby changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.

That the registered agent of the corporation is hereby changed to THE CORPORATION TRUST COMPANY, the business address of which is identical to the aforementioned registered office as changed.

That the changes in the registered office and registered agent of the corporation as set forth herein were duly authorized by resolution of the Board of Directors of the corporation.

IN WITNESS WHEREOF, the corporation has caused this Certificate to be signed by an authorized officer, this 11th day of December, 2006.

Health Dialog Services Corporation

/s/ Dale N. Garth *
Dale N. Garth
Treasurer and Chief Financial Officer

*Any authorized officer or the chairman or Vice-Chairman of the Board of Directors may execute this certificate.

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:31 AM 01/16/2008
FILED 10:31 AM 01/16/2008
SRV 080049391 - 2508553 FILE

CERTIFICATE OF MERGER

Merging

Patriot Merger Sub Inc.
(a Delaware corporation)

with and into

Health Dialog Services Corporation
(a Delaware corporation)

Health Dialog Services Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation

Patriot Merger Sub Inc.	Delaware

Health Dialog Services Corporation	Delaware

SECOND: That an agreement and plan of merger between the parties to the merger (the “Agreement and Plan of Merger”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation of the merger is Health Dialog Services Corporation.

FOURTH: That the Certificate of Incorporation of the surviving corporation shall be amended and restated in the form set forth on Exhibit A hereto.

FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of said principal place of business is 60 State Street, 11th Floor, Boston, MA 02109.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation upon request and without cost to any stockholder of any constituent corporation.

SEVENTH: That this Certificate of Merger shall be effective upon the filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Health Dialog Services Corporation has caused this Certificate of Merger to be executed by an authorized officer on this 16th day of January, 2008.

Health Dialog Services Corporation

By:	/s/ George Bennett
Name:	George Bennett
Title:	Chief Executive Officer

EXHIBIT A

RESTATED

CERTIFICATE OF INCORPORATION

OF

HEALTH DIALOG SERVICES CORPORATION

ARTICLE I

The name of the corporation (which is hereafter referred to as the “Corporation”) is: Health Dialog Services Corporation.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE III

The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

The total number of shares of all classes of capital stock which the Corporation has authority to issue is 1,000 shares, consisting of 1,000 shares of Common Stock, par value $.01 per share.

ARTICLE V

Unless and except to the extent that the By-Laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by law, the Board of Directors of the Corporation (the “Board”) is expressly authorized and empowered to make, alter and repeal the By-Laws of the Corporation by a majority vote at any regular or special meeting of the Board or by written consent, subject to the power of the stockholders of the Corporation to alter or repeal any By-Laws made by the Board.

ARTICLE VII

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.

ARTICLE VIII

The Corporation expressly elects not to be governed by Section 203 of the DGCL.

ARTICLE IX

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL. No repeal or modification of this Article IX, nor the adoption of any provision of this Certificate of Incorporation or the By-Laws of the Corporation, nor, to the fullest extent permitted by the DGCL, any modification of law, shall adversely affect any right or protection of a director of the Corporation in respect of any act or omission occurring prior to the time of such adoption, repeal or modification.
Division of Corporations

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:50 PM 02/20/2008
FILED 07:49 PM 02/20/2008
SRV 080192358 - 2508553 FILE

STATE OF DELAWARE
CERTIFICATE OF CHANGE
OF REGISTERED AGENT AND/OR
REGISTERED OFFICE

The Board of Directors of Health Dialog Services Corporation, a Delaware Corporation, on this 20th day of February, A.D. 2008, do hereby resolve and order that the location of the Registered Office of this Corporation within this State be, and the same hereby is Corporation Trust Center 1209 Orange Street, in the City of Wilmington, County of New Castle Zip Code 19801.

The name of the Registered Agent therein and in charge thereof upon whom process against this Corporation may be served, is THE CORPORATION TRUST COMPANY.

The Corporation does hereby certify that the foregoing is a true copy of a resolution adopted by the Board of Directors at a meeting held as herein stated.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by an authorized officer, the 20th day of February, A.D., 2008.

By:	/s/ Dale N. Garth
Authorized Officer

Name:	Dale N. Garth
Print or Type

Title:	Chief Financial Officer

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:45 AM 12/31/2008
FILED 08:01 AM 12/31/008
SRV 081241910 - 2508553 FILE

CERTIFICATE OF OWNERSHIP

MERGING

HEALTH DIALOG ANALYTIC SOLUTIONS, INC.

INTO

HEALTH DIALOG SERVICES CORPORATION

(Subsidiary into parent pursuant to Section 253 of the General Corporation Law of Delaware)

* * * * * * *

HEALTH DIALOG SERVICES CORPORATION, a corporation incorporated on the 18th day of May, 1995, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY:

FIRST: That this corporation owns 100% of the capital stock of HEALTH DIALOG ANALYTIC SOLUTIONS, INC., a corporation incorporated on the 7th day of May, 2001, pursuant to the provisions of the General Corporation Law of the State of Delaware and that this corporation, by a resolution of its Board of Directors duly adopted at a meeting held on the 3rd day of December, 2008, determined to and did merge into itself said HEALTH DIALOG ANALYTIC SOLUTIONS, INC., which resolution is in the following words to wit:

WHEREAS this corporation lawfully owns 100% of the outstanding stock of HEALTH DIALOG ANALYTIC SOLUTIONS, INC., a corporation organized and existing under the laws of Delaware, and

WHEREAS this corporation desires to merge into itself HEALTH DIALOG ANALYTIC SOLUTIONS, INC., and to be possessed of all the estate, property, rights, privileges and franchises of HEALTH DIALOG ANALYTIC SOLUTIONS, INC.,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself HEALTH DIALOG ANALYTIC SOLUTIONS, INC. and assume all of its obligations,

FURTHER RESOLVED, that any one of the President, Treasurer or Secretary of this corporation (the “Authorized Officers”) be and he or she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge HEALTH DIALOG ANALYTIC SOLUTIONS, INC. into this corporation and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County;

FURTHER RESOLVED, that the Authorized Officers be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger of HEALTH DIALOG ANALYTIC SOLUTIONS, INC.; and

FURTHER RESOLVED, that the merger shall become effective on January 1, 2009;

SECOND: That anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of HEALTH DIALOG SERVICES CORPORATION at any time prior to the time that this merger filed with the Secretary of State becomes effective.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this Certificate to be signed by an authorized officer this 31st day of December, 2008.

By:	/s/ Mark Hampton
Name:	Mark Hampton
Title:	Treasurer

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 10:45 AM 12/31/2008
FILED 10:45 AM 12/31/2008
SRV 081241919 - 2508553 FILE

CERTIFICATE OF OWNERSHIP

MERGING

HEALTH DIALOG, INC.

INTO

HEALTH DIALOG SERVICES CORPORATION

(Subsidiary into parent pursuant to Section 253 of the General Corporation Law of Delaware)

* * * * * * *

HEALTH DIALOG SERVICES CORPORATION, a corporation incorporated on the 18th day of May, 1995, pursuant to the provisions of the General Corporation Law of the State of Delaware;

DOES HEREBY CERTIFY:

FIRST: That this corporation owns 100% of the capital stock of HEALTH DIALOG, INC., a corporation incorporated on the 28th day of April, 1997, pursuant to the provisions of the General Corporation Law of the State of Delaware and that this corporation, by a resolution of its Board of Directors duly adopted at a meeting held on the 3rd day of December, 2008, determined to and did merge into itself said HEALTH DIALOG, INC., which resolution is in the following words to wit:

WHEREAS this corporation lawfully owns 100% of the outstanding stock of HEALTH DIALOG, INC., a corporation organized and existing under the laws of Delaware, and

WHEREAS this corporation desires to merge into itself HEALTH DIALOG, INC., and to be possessed of all the estate, property, rights, privileges and franchises of HEALTH DIALOG, INC.,

NOW, THEREFORE, BE IT RESOLVED, that this corporation merge into itself HEALTH DIALOG, INC. and assume all of its obligations,

FURTHER RESOLVED, that any one of the President, Treasurer or Secretary of this corporation (the “Authorized Officers”) be and he or she is hereby directed to make and execute a certificate of ownership setting forth a copy of the resolution to merge HEALTH DIALOG, INC. into this corporation and assume its liabilities and obligations, and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware, and a certified copy thereof in the office of the Recorder of Deeds of New Castle County;

FURTHER RESOLVED, that the Authorized Officers be and they hereby are authorized and directed to do all acts and things whatsoever, whether within or without the State of Delaware; which may be in any way necessary or proper to effect said merger of HEALTH DIALOG, INC.; and

FURTHER RESOLVED, that the merger shall become effective on January 1, 2009;

SECOND: That anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of HEALTH DIALOG SERVICES CORPORATION at any time prior to the time that this merger filed with the Secretary of State becomes effective.

IN WITNESS WHEREOF, said parent corporation has caused its corporate seal to be affixed and this Certificate to be signed by an authorized officer this 31st day of December, 2008.

By:	/s/ Mark Hampton
Name:	Mark Hampton
Title:	Treasurer

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 04:35 PM 12/19/2011
FILED 03:59 PM 12/19/2011
SRV 111310291 - 2508553 FILE

CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
AND OF REGISTERED AGENT

HEALTH DIALOG SERVICES CORPORATION

It is hereby certified that:

1.       The name of the corporation (hereinafter called the “corporation”) is:

HEALTH DIALOG SERVICES CORPORATION

2.       The registered office of the corporation within the State of Delaware is hereby changed to 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle.

3.       The registered agent of the corporation within the State of Delaware is hereby changed to Corporation Service Company, the business office of which is identical with the registered office of the corporation as hereby changed.

4.       The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

Executed on December 6, 2011.

/s/ Maureen Cathell
Name: Maureen Cathell
Title: Vice President

DE BC D-:COA CERTIFICATE OF CHANGE 09/00 (#163)

STATE Of DELAWARE
SECRETARY Of STATE
DIVISION Of CORPORATIONS
Delivered 03:53 PM 05/04/2015
FILED 03:28 PM 05/04/2015
SRV 150608802 - 2508553 FILE

STATE OF DELAWARE
CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1.       The name of the corporation is Health Dialog Services Corporation.

2.       The Registered Office of the corporation in the State of Delaware is changed to Corporation Trust Center 1209 Orange (street), in the City of Wilmington, County of New Castle Zip Code 19801. The name of the Registered Agent at such address upon whom process against this Corporation may be served is THE CORPORATION TRUST COMPANY.

3.       The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/ Gregg Spiro
Authorized Officer

Name:	Gregg Spiro
Print or Type